Securities Act Registration No. 333-118237
                                       Investment Act Registration No. 811-04063

--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.    ---    [ ]
                   Post-Effective Amendment No.    9     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                   Amendment No.                   50    [X]

                                CARILLON ACCOUNT
                                   Registrant


                    THE UNION CENTRAL LIFE INSURANCE COMPANY
                                    Depositor
                    1876 Waycross Road, Cincinnati, OH 45240
                                 (513) 595-2600

                            ------------------------

            John M. Lucas                         Copy to:
        Second Vice President,                            Ann. D. Diers
    Associate Counsel and Secretary            Second Vice President & Associate Counsel
The Union Central Life Insurance Company            Ameritas Life Insurance Corp.
         1876 Waycross Road                               5900 "O" Street
       Cincinnati, Ohio 45240                         Lincoln, Nebraska 68510
            513-595-2826                                    402-467-7847
 Name and Address of Agent for Service


Approximate Date of Proposed Public Offering: As soon as practicable after effective date.


   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ] on pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [X] on May 1, 2009 pursuant to paragraph (a)(1) of Rule 485
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: "Advantage VA III" Flexible Premium Deferred Variable Annuity

Home Office:
1876 Waycross Road
Cincinnati, Ohio 45240
Telephone: 1-800-319-6902
                                   PROSPECTUS
          "Advantage VA III" Flexible Premium Deferred Variable Annuity CARILLON ACCOUNT of THE UNION CENTRAL LIFE INSURANCE COMPANY

This prospectus describes an annuity Contract (the "Contract") offered by The Union Central Life Insurance Company ("we" or "us" or "Union Central"). The Contract is a flexible premium, combination fixed and variable annuity Contract. The Contract is designed for use in connection with all types of retirement plans.

Your Contract's premiums may be allocated to our general account, and accumulate on a guaranteed, fixed basis, or to the Carillon Account, one of our variable annuity separate accounts where Accumulation Values are not guaranteed and vary with the performance of one or more underlying Funds. Similarly, the amount of any Variable Annuity Benefit Payments will vary with the investment performance of the Portfolio(s) you select. This Prospectus generally describes only the variable portion of the Contract.

Carillon Account is divided into "Subaccounts," each of which invests in shares of a single investment portfolio ("Portfolio") of an underlying fund ("Fund"). We will provide you with a prospectus for each Portfolio with this Prospectus. The available Portfolios* consist of:

AIM V.I. Basic Value I                 Fidelity(R) VIP Contrafund(R) SC2              Summit Balanced Index**
AIM V.I. Capital Appreciation I        Fidelity(R) VIP Equity-Income SC2              Summit EAFE International Index**
AIM V.I. Global Real Estate I          Fidelity(R) VIP High Income SC2                Summit Inflation Protected Plus**
AIM V.I. International Growth I        Fidelity(R) VIP Mid Cap SC2                    Summit Barclays Capital Aggregate Bond
Alger American Capital Appreciation O  FTVIPT Templeton Growth Securities 2              Index**
Alger American MidCap Growth O         MFS(R) VIT High Income IC                      Summit Lifestyle ETF Aggressive**
American Century VP Income &           MFS(R) VIT New Discovery IC                    Summit Lifestyle ETF Conservative**
   Growth I                            MFS(R) VIT Research International IC           Summit Lifestyle ETF Target**
American Century VP International I    MFS(R) VIT Total Return IC                     Summit Nasdaq-100 Index**
American Century VP Mid Cap Value I    MFS(R) VIT Utilities IC                        Summit Natural Resources**
American Century VP Value I            Neuberger Berman AMT Regency I                 Summit Russell 2000 Small Cap Index**
Ameritas Core Strategies**             Oppenheimer Capital Appreciation/VA Non-       Summit S&P 500 Index**
Ameritas Small Capitalization**           Service                                     Summit S&P MidCap 400 Index**
Calvert Income**                       Oppenheimer Global Securities/VA Non-Service   Summit Zenith**
Calvert Social Equity**                Oppenheimer Main Street(R)/VA Non-Service      T. Rowe Price Blue Chip Growth II
DWS Capital Growth VIP A               PIMCO VIT Total Return Administrative          Third Avenue Value
DWS Dreman Small Mid Value VIP A       Seligman Communications & Information 2        UIF Core Plus Fixed Income I
DWS Global Thematic VIP A              Seligman Smaller-Cap Value 2                   UIF Emerging Markets Equity I
DWS Money Market VIP A                                                                UIF U.S. Real Estate I

     * Short cites are used in this list. See "The Funds" section for complete Fund and Portfolio names.
     ** Affiliates. See Note, page 10.

Additional information about Carillon Account and the variable portion of the Contracts has been filed with the Securities and Exchange Commission ("SEC") in the form of a Statement of Additional Information ("SAI"). The SAI is dated May

1, 2009 and is incorporated herein by reference. The SAI Table of Contents is located on the last page of this prospectus. You may obtain the SAI without charge by writing us at the address given above or by calling the listed telephone number. Information and reports are also available on the SEC's website at http://www.sec.gov.

The SEC has not approved or disapproved the Contracts. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    Please Read This Prospectus Carefully and Retain It for Future Reference.

                       The date of this prospectus is May 1, 2009.



                                    VA III-1

                                TABLE OF CONTENTS

DEFINITIONS                                                                 3
SUMMARY                                                                     4
   The Contract and the Investment Options                                  4
   Premiums                                                                 5
   Surrenders                                                               5
   Transfers                                                                5
   Annuity Benefit Payments                                                 5
   Charges                                                                  6
SUMMARY OF EXPENSES                                                         6
FINANCIAL INFORMATION                                                       8
   Accumulation Unit Values                                                 8
   Financial Statements                                                     8
THE UNION CENTRAL LIFE INSURANCE COMPANY AND CARILLON ACCOUNT               8
   The Union Central Life Insurance Company                                 8
   Carillon Account                                                         8
   The Funds                                                                8
   Additions, Deletions or Substitutions of Investments                    10
CHARGES AND OTHER DEDUCTIONS                                               11
   Administration Fees                                                     11
   Mortality and Expense Risk Charge                                       12
   Surrender Charge (Contingent Deferred Sales Charge)                     12
     Terminal Illness/Confinement                                          13
     Other Waivers or Reductions of Surrender Charge                       13
   Premium Taxes                                                           14
   GLWB Rider Charge                                                       14
   Fund Expenses                                                           14
THE CONTRACT                                                               14
   Purchasing a Contract                                                   15
   Premiums                                                                15
   Crediting of Accumulation Units                                         15
   Value of Accumulation Units                                             16
   Self-Service Access to Information and Services                         16
   Transfers                                                               17
   Special Transfers - Dollar Cost Averaging                               20
   Portfolio Rebalancing Plan                                              20
   Interest Sweep Plan                                                     20
   Model Asset Allocation Program                                          21
   Surrenders                                                              22
   Personal Income Plan                                                    23
   Loans  (403(b) PLANS ONLY)                                              23
   Guaranteed Lifetime Withdrawal Benefit  ("GLWB")                        23
BENEFITS UNDER THE CONTRACT                                                29
   Death Benefits                                                          29
   Annuity Benefit Payments                                                30
     Variable Annuity Benefit Payments                                     30
     Fixed Annuity Benefit Payments                                        31
THE GUARANTEED ACCOUNT                                                     32
   General Description                                                     32
   Guaranteed Account Accumulations                                        32
   Surrenders                                                              33

                                    VA III-2

   Transfers                                                               33
GENERAL MATTERS                                                            33
   Designation of Beneficiary                                              33
   10-Day Right to Examine Contract                                        34
   Contract Owner's Inquiry                                                34
   Contract Owner's Reports                                                34
FEDERAL INCOME TAX MATTERS                                                 34
TEXAS OPTIONAL RETIREMENT PROGRAM RESTRICTIONS                             36
DISTRIBUTION OF THE CONTRACTS                                              36
VOTING RIGHTS                                                              37
FINANCIAL STATEMENTS                                                       37
LEGAL PROCEEDINGS                                                          38
IMSA                                                                       38
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                      38
APPENDIX A - ACCUMULATION UNIT VALUES                                      39
APPENDIX B - IRA DISCLOSURE STATEMENT                                      42
APPENDIX C - DISCLAIMERS                                                   50

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this prospectus, and, if given or made, such other information or representations must not be relied upon.

                                   DEFINITIONS

Accumulation Unit--A unit of measure used to calculate the value of your Variable Account during the Pay-in Period.

Accumulation Value--The sum of the values of your Contract's Guaranteed Account and Variable Account.

Adjusted Sum of Premium Payments--the amount of your minimum guaranteed death benefit prior to the Maturity Date, in the event that your Accumulation Value is lower than the amount of premiums you have paid at the time we receive Due Proof of Death. The Adjusted Sum of Premium Payments is determined as follows: (1) as of the day we receive a premium, the sum is increased by the amount of that premium; and (2) as of the day a partial surrender is made, the sum is decreased by the same proportion as the Accumulation Value was decreased by that surrender.

Annuitant--A person whose life determines the duration of annuity benefit payments involving life contingencies.

Beneficiary--The person you designate to receive the Contract's death benefit.

Carillon Account--One of our variable annuity separate accounts. Carillon Account is divided into Subaccounts, each of which invests exclusively in one Portfolio of a Fund.

Cash Surrender Value--Your Contract's Accumulation Value at the end of the valuation period during which we receive a request for total or partial surrender, minus any applicable surrender charges, any applicable annual Contract fee and premium taxes not previously deducted.

Contract--The Contract we issue to you.

Contract Date--The date we issue your Contract.

Contract Owner ("You")-- the person designated as the owner in the Contract or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner.

Contract Year--A period of 12 consecutive months beginning on the Contract Date or any anniversary thereof.

                                   VA III-3

Due Proof of Death--One of the following:
     o    A certified copy of a death certificate;
     o A certified copy of a decree of a court of competent jurisdiction as to the finding of death;
     o    A written statement by a medical doctor who attended the deceased; or
     o    Any other proof satisfactory to us.

Fixed Annuity Benefit Payments--Annuity benefit payments that are fixed in amount throughout the Pay-out Period.

The Funds--Funds, one or more investment Portfolios of which are purchased by Carillon Account. Currently the Funds are as follows: AIM Variable Insurance Funds, The Alger American Fund, American Century Investments, Calvert Variable Series, Inc., DWS Variable Series I, DWS Variable Series II, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, MFS(R) Variable Insurance Trust (SM), Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Seligman Portfolios, Inc., Summit Mutual Funds, Inc. Summit Pinnacle Series, T. Rowe Price Equity Series, Inc., Third Avenue Variable Series Trust, and The Universal Institutional Funds, Inc.

Guaranteed Account--The portion (if any) of your Contract's Accumulation Value that is held in our general account and accumulates at a guaranteed rate which is stated in your Contract.

Investment Options--The Guaranteed Account and the Subaccounts of Carillon Account which are listed on a chart beginning on page 9.

Maturity Date--The date on which the Pay-out Period commences (i.e., when you stop making premium payments to us and we start making annuity benefit payments to you).

Nonqualified Contracts--Contracts that do not qualify for special federal income tax treatment.

Pay-in Period--The period during which you may make payments to us and accumulate Contract values on a fixed or variable basis (referred to in the Contract as the "Accumulation Period"). The Pay-in Period commences on the Contract Date and lasts until the Maturity Date.

Pay-out Period--The period after the Maturity Date during which we make annuity benefit payments to you (referred to in the Contract as the "Annuity Period").

Portfolio--A separate investment portfolio of one of the Funds.

Qualified Contracts--Contracts issued in connection with plans that qualify for special federal income tax treatment.

Subaccount--A part of Carillon Account. Each Subaccount invests exclusively in shares of a different Portfolio.

Variable Account--The portion of your Contract's Accumulation Value that is invested in one or more Subaccounts of Carillon Account.

Variable Annuity Benefit Payments--Annuity benefit payments that vary in amount in relation to the investment performance of the Subaccount(s) you select during the Pay-Out Period.

                                     SUMMARY

The Contract and the Investment Options

The Contract is designed and offered to aid in the accumulation of funds on a tax-deferred basis for retirement in connection with a broad range of retirement plans, including:
     o plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended ("H.R. 10 plans");
     o qualified employee pension and profit-sharing trusts or plans described in Section 401(a) and tax-exempt under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code");
     o    qualified annuity plans described in Section 403(a) of the Code;
     o annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code;

                                   VA III-4

     o    Individual Retirement Annuities purchased by or on behalf of individuals pursuant to Sections 408 (Regular, SEP and Simple
          IRAs) and 408A (Roth IRA) of the Code;

     o government deferred compensation plans pursuant to Section 457 of the Code;
     o    other qualified plans; and
     o    nonqualified plans.

Qualified plans provide special tax treatment to participating employees and self-employed individuals and their Beneficiaries. While the Contract provides many benefits when used with a qualified plan, you should know that the Contract provides no additional benefit with regard to tax deferral.

You may allocate your Contract's Accumulation Value among the Contract's Investment Options, which consist of the Guaranteed Account and the Subaccounts of Carillon Account which are listed on a chart beginning on page 9. Allocations to the Guaranteed Account are subject to limitations described in this prospectus.

Your Contract's Accumulation Value will vary according to the investment experience of the Portfolio(s) you select. Similarly, the dollar amount of Variable Annuity Benefit Payments will vary according to the investment experience of the Portfolio(s) selected. You bear the entire investment risk for all amounts you allocate to any of the variable Investment Options. Allocations to the Guaranteed Account accumulate at no less than the guaranteed rate, which varies according to state law and is stated in your Contract.

Premiums

Each premium payment must be at least $25 for Qualified Contracts and $50 for Nonqualified Contracts. You may pay premiums at any time and in any amount, subject to the $25/$50 minimum.

Surrenders

You may totally or partially surrender your Contract and be paid all or part of its Accumulation Value at any time during the Pay-in Period (unless your Contract was issued in connection with a plan adopted pursuant to Section 403(b) of the Code). Certain surrenders may be subject to a surrender charge and a tax penalty may be imposed. In addition, you may return your Contract for a refund within 10 days after receiving it, or longer where required by state law (see page 34).

Transfers

During the Pay-in Period, you may transfer your Accumulation Value among the Subaccounts or between the Subaccounts and the Guaranteed Account. Transfers generally must be at least $300. Up to twelve transfers may be made each Contract Year without charge. However, we reserve the right to charge a transaction charge (currently $10) for each transfer in excess of that number. You may transfer up to 20% of the value of your Guaranteed Account (as of the first day of the Contract Year), or $1,000, whichever is greater, to the Subaccounts each Contract Year. You may transfer up to 30% of your total Variable Account value (as of the first day of the Contract Year) to the Guaranteed Account each Contract Year after the first Contract Year.

During the Pay-out Period, you may, once each year, change the Investment Options upon which the amount of your Variable Annuity Benefit Payments are calculated by requesting that we transfer annuity reserves among the Portfolios.

Annuity Benefit Payments

You can choose among a variety of types of fixed and Variable Annuity Benefit Payments to be made during the Pay-out Period.

If the Annuitant dies before the Maturity Date and you are a natural person and are still living, you will be treated as the Annuitant until you choose a new Annuitant. If you die before the Maturity Date, then we will pay your Beneficiary a death benefit equal to the greater of:
     o    the Contract's Accumulation Value, or
     o    the Adjusted Sum of Premium Payments.
If you are a non-natural entity and the Annuitant dies we will pay the Beneficiary.

                                   VA III-5

     o The GLWB rider provides a withdrawal benefit that guarantees a series of annualized withdrawals from the Contract, regardless of the Contract's Accumulation Value, until your death or the death of the last surviving Covered Person.

Charges

No sales charge is deducted from your premiums. However, we will deduct a surrender charge upon certain early surrenders or withdrawals. This surrender charge depends on how long your Contract has been in force. During the first Contract Year the surrender charge is 8% of the amount surrendered. This charge is reduced by 1% on each subsequent Contract anniversary until the fourth anniversary, when it becomes zero. Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your Contract's Accumulation Value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, where permitted by state law, the surrender charge will be waived in the event of your confinement to a qualified institution or your having a terminal illness as defined in the Contract. The total surrender charge assessed over the life of the Contract will not exceed 9% of premiums paid.

We deduct a Contract fee of $50 per year from your Contract's Accumulation Value during the Pay-in Period. We will waive the annual Contract fee for any year in which the Accumulation Value of your Contract is $50,000 or more on the last day of that Contract Year. We also reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. We also deduct a daily administration fee at the rate of 0.25% of net assets per year during both the Pay-in and Pay-out Periods.

As compensation for our assumption of mortality and expense risks, we deduct a charge from Carillon Account that is currently 1.50% of net assets per year, and will never exceed 2.00% per year. In accordance with state laws, premium taxes will be deducted from some Contracts.

Each Subaccount's underlying Portfolio has investment advisory fees and expenses. They are described in each Fund's prospectus. A Portfolio's fees and expenses are not deducted from your Contract value. Instead, they are reflected in the daily value of Portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These fees and expenses help to pay the Portfolio's investment advisory and operating expenses.

                               SUMMARY OF EXPENSES

The following charts and tables describe the fees and expenses that you will pay when buying, owning, and surrendering your Contract.

1. CONTRACT OWNER TRANSACTION EXPENSES (the fees and expenses that you will pay at the time that you buy your Contract, surrender your Contract, or transfer among Investment Options)

   o    SALES LOAD IMPOSED ON PURCHASES (as a percentage of purchase
        payments)..........................................................None

   o    STATE PREMIUM TAXES (rates vary by state) (1)............... 0% to 3.5%

   o SURRENDER CHARGE (Contingent Deferred Sales Charge) (as a percentage of amount surrendered) (2)

          Contract Year of surrender       1      2       3      4    Thereafter
          Applicable Charge                8%     7%      6%     5%        0%

   o    MAXIMUM TRANSFER FEE.............................................$15 (3)

   o    MAXIMUM LOAN INTEREST RATE (the maximum rate is also the current rate)................................................................6%

(1) Tax rates and timing of payment vary by state and may change. Currently we do not charge for state taxes other than premium taxes, although we reserve the right to levy charges for taxes or other economic burdens in the future.
(2) Partial surrenders totaling up to 10% of a Contract's Accumulation Value may be made each Contract Year without the surrender charge being assessed.
(3) During the Pay-in Period, up to twelve transfers may be made each Contract Year without charge. The current charge is $10 per transfer.

                                   VA III-6

2. PERIODIC EXPENSES (the fees and expenses that you will pay periodically while you own your Contract, not including Portfolio fees and expenses)

   o    ANNUAL CONTRACT FEE................................................$50
        Waived for any year in which the Contract's Accumulation Value is $50,000 or more on the last day of the Contract Year. This charge applies only during the Pay-In Period.

   o VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average Accumulation Value)

    ------------------------------------------------- ------------ ------------
    CHARGE                                            MAXIMUM      CURRENT
    ------------------------------------------------- ------------ ------------
    Mortality and Expense Risk Charge                     2.00%        1.50%
    ------------------------------------------------- ------------ ------------
    Administration Fee                                    0.25%        0.25%
    ------------------------------------------------- ------------ ------------
    TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES                2.25%        1.75%
    ------------------------------------------------- ------------ ------------


3. OPTIONAL RIDER/ENDORSEMENT FEATURE FEES (Deducted monthly from Contract's Accumulation Value to equal the annual % shown)

   o GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") FEES (as a percentage of average Accumulation Value)
        The charge will be deducted from the Contract's Accumulation Value monthly during the Accumulation and Withdrawal Phases. There are no fees during the Inactive Phase.

    ------------------------------------------------------------------ --------------- ---------------
                                                                           MAXIMUM         CURRENT
    ------------------------------------------------------------------ --------------- ---------------

    Single Life                                                            0.95%           0.85%
    ------------------------------------------------------------------ --------------- ---------------
    Joint Spousal - for non-qualified plans only                           1.10%           1.00%
    (The Joint Spousal option is not available for Contracts issued in New York.)
    ------------------------------------------------------------------ --------------- ---------------
* Current rates are effective for GLWB Riders activated on or after May 1, 2009. Rates for GLWB
Riders activated prior to May 1, 2009 remain at a charge of 0.60% for Single Life and 0.75% for Joint Spousal, which is subject to change as described in the CHARGES EXPLAINED section.


4. UNDERLYING FUND EXPENSES - The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. The fees and expenses shown are for the fiscal year ended December 31, 2007. They include management fees, distribution and/or service 12b-1 fees, and other expenses. Expenses of the Portfolios may be higher in the future. More detail concerning each Portfolio's fees and expenses is contained in the Portfolio's prospectus.

             o        TOTAL ANNUAL FUND OPERATING EXPENSES
                        Minimum              Maximum


5. The EXAMPLES that follow are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity Contracts. These costs include maximum Contract Owner transaction expenses, Contract fees, and separate account annual expenses. Each Example assumes that you invest $10,000 in your Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      -----------------------------------------------------------------------------------------------
                     Surrender Contract at the end    Annuitize Contract at the end        Contract is neither
                        of the time period. ($)          of the time period. ($)     surrendered nor annuitized.($)
---------------------------------------------------------------------------------------------------------------------
EXAMPLE                  1 Yr   3 Yr    5 Yr    10 Yr   1 Yr   3 Yr    5 Yr    10 Yr   1 Yr    3 Yr    5 Yr    10 Yr
---------------------------------------------------------------------------------------------------------------------
  Maximum Contract
Expenses- with GLWB
- joint spousal (1)
---------------------------------------------------------------------------------------------------------------------
  Maximum Contract
Expenses- with GLWB
 - single life (1)
---------------------------------------------------------------------------------------------------------------------
  Maximum Contract
 Expenses- without
   GLWB Rider (2)
---------------------------------------------------------------------------------------------------------------------
  Minimum Contract
    Expenses (3)
---------------------------------------------------------------------------------------------------------------------

(1) Maximum Contract Expense Fees. This example assumes maximum charges of 2.25% for Variable Account annual expenses, an annual administration fee of $50 (waived if accumulation account is at least $50,000 on Contract anniversary), the guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit (0.95% for single life, 1.10% for joint spousal - the joint spousal option is not available for Contracts issued in New York), plus the maximum fees and expenses
before any waivers or reductions of any of the Portfolios (    %).
(2) Maximum Contract Expense Fees - without GLWB Rider. This example assumes maximum charges of 2.25% for Variable Account annual expenses, an annual administration fee of $50 (waived if accumulation account is at least $50,000 on Contract anniversary), plus the maximum fees and expenses before any waivers or
reductions of any of the Portfolios (    %).
(3) Minimum Contract Expense Fees. This example assumes current charges of 1.75% for Variable Account annual expenses, an annual administration fee of $50 (waived if accumulation account is at least $50,000 on Contract anniversary), plus the minimum fees and expenses after any waivers or reductions of any of the
Portfolios (    %).


                                    VA III-7

                              FINANCIAL INFORMATION

Accumulation Unit Values

We provide Accumulation Unit value history for each of the Variable Account variable investment options in APPENDIX A to this prospectus.

Financial Statements

Financial statements of the Subaccounts of the Variable Account and our company are included in the Statement of Additional Information ("SAI") for the Carillon Account. To learn how to get a copy of the SAI, see the front page of this prospectus.


          THE UNION CENTRAL LIFE INSURANCE COMPANY AND CARILLON ACCOUNT

The Union Central Life Insurance Company

The Union Central Life Insurance Company, 1876 Waycross Road, Cincinnati, Ohio 45240, is an Ohio stock life insurance company, organized in 1867 under the laws of Ohio. We are primarily engaged in the sale of life and disability insurance and annuities and are currently licensed to operate in all states and the District of Columbia.

The Union Central Life Insurance Company is an indirect, wholly-owned subsidiary of UNIFI Mutual Holding Company, a Nebraska mutual insurance holding company.

                Carillon Account is one of our separate accounts.

Carillon Account

Carillon Account is one of our separate accounts. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean that the SEC supervises the management or investment practices or policies of Carillon Account. Our Board of Directors established Carillon Account on February 6, 1984.

Although the assets of Carillon Account belong to us, those assets are held separately from our other assets, and are not chargeable with our liabilities incurred in any other business operations (except to the extent that assets in Carillon Account exceed our liabilities under the variable portion of the Contracts). Accordingly, the income, capital gains, and capital losses incurred on the assets of Carillon Account are credited to or charged against the assets of Carillon Account, without regard to the income, capital gains or capital losses arising out of any other business we may conduct. Therefore, the investment performance of Carillon Account is entirely independent of both the investment performance of our general assets and the performance of any other of our separate accounts.

   Each Subaccount of Carillon Account invests in a different Fund Portfolio.

Carillon Account has been divided into Subaccounts, each of which invests in a different Portfolio of the Funds. We may add additional Subaccounts at our discretion.

The Funds

The Funds are funds registered with the SEC. Such registration does not mean that the SEC supervises the management or investment practices or policies of the Funds. The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates independently and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Complete descriptions of each variable investment option's investment objectives and restrictions

                                    VA III-8
and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the Portfolios which accompany this prospectus. We are responsible to you for meeting the obligations of the Contract, but we do not guarantee the investment performance of any of the variable investment options' underlying Portfolios. We do not make any representations about their future performance.

The Variable Account Subaccount underlying Portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met. This information is just a summary for each underlying Portfolio. You should read the Fund's prospectus for an underlying Portfolio accompanying this prospectus for more information about that Portfolio, including detailed information about the Portfolio's fees and expenses, investment strategy and investment objective, and potential risks such as those related to mixed and shared funding for Portfolios that are also offered through variable life insurance policies and qualified pension and retirement plans.


The Portfolios that are available through the Contract and their investment advisers are:

--------------------------------------------------------------------------------------------------------------------
                         FUND NAME                                             INVESTMENT ADVISER
Portfolio Name                                              Portfolio Type / Summary of Investment Strategy
--------------------------------------------------------------------------------------------------------------------
               AIM Variable Insurance Funds                               Invesco Aim Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund, Series I -                       Long-term growth of capital.
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund, Series I -              Growth of capital.
--------------------------------------------------------------------------------------------------------------------

AIM V.I. Global Real Estate Fund, Series I -                High total return through growth of capital and current
                                                            income.
--------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund, Series I -              Long-term growth of capital.
--------------------------------------------------------------------------------------------------------------------
- Subadvisers: Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.),
Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management,
Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset
Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and
Invesco Australia Limited

--------------------------------------------------------------------------------------------------------------------
                  The Alger American Fund                                 Fred Alger Management, Inc.
--------------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio, Class O      Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio, Class O             Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------
               American Century Investments                    American Century Investment Management, Inc. (1)
                                                            American Century Global Investment Management, Inc. (2)
--------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth Fund, Class I (1)       Capital growth; income is secondary.
--------------------------------------------------------------------------------------------------------------------
American Century VP International Fund, Class I (2)         Capital growth.
--------------------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value Fund, Class I (1)         Long-term capital growth; income is secondary.
--------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund, Class I (1)                 Long-term capital growth; income is secondary.
--------------------------------------------------------------------------------------------------------------------
              Calvert Variable Series, Inc.*                        Calvert Asset Management Company, Inc.
--------------------------------------------------------------------------------------------------------------------
Ameritas Core Strategies Portfolio                          Long-term capital appreciation; current income
                                                            is secondary.
--------------------------------------------------------------------------------------------------------------------

Ameritas Small Capitalization Portfolio - Eagle Asset       Long-term capital appreciation.
Management, Inc.

--------------------------------------------------------------------------------------------------------------------
Income Portfolio                                            Long-term income.
--------------------------------------------------------------------------------------------------------------------
Social Equity Portfolio                                     Capital growth.
--------------------------------------------------------------------------------------------------------------------
                   DWS Variable Series I                         Deutsche Investment Management Americas Inc.
--------------------------------------------------------------------------------------------------------------------
DWS Capital Growth VIP Portfolio, Class A                   Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------
                  DWS Variable Series II                         Deutsche Investment Management Americas Inc.
--------------------------------------------------------------------------------------------------------------------
DWS Dreman Small Mid Cap Value VIP Portfolio, Class A       Long-term capital growth.

--------------------------------------------------------------------------------------------------------------------
DWS Global Thematic VIP Portfolio, Class A                  Long-term capital growth.

--------------------------------------------------------------------------------------------------------------------
DWS Money Market VIP Portfolio, Class A                     Money market.
--------------------------------------------------------------------------------------------------------------------
           Fidelity(R) Variable Insurance Products                    Fidelity Management & Research Company
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio, Service Class 2    Long-term growth.
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio, Service Class 2    Index:  S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP High Income Portfolio, Service Class 2      Income and growth.
--------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid Cap Portfolio, Service Class 2          Long-term growth.

--------------------------------------------------------------------------------------------------------------------
   Franklin Templeton Variable Insurance Products Trust                Templeton Global Advisors Limited
--------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund, Class 2                   Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------
              MFS(R) Variable Insurance TrustSM                      Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------------
MFS(R) VIT High Income Series, Initial Class                Total return with emphasis on high income.
--------------------------------------------------------------------------------------------------------------------
MFS(R) VIT New Discovery Series, Initial Class              Capital appreciation.
--------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research International Series, Initial Class     Capital appreciation.
--------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return Series, Initial Class               Total return.
--------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series, Initial Class                  Total return.
--------------------------------------------------------------------------------------------------------------------
        Neuberger Berman Advisers Management Trust                     Neuberger Berman Management Inc.
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio, Class I             Capital growth.
--------------------------------------------------------------------------------------------------------------------

                                    VA III-9

--------------------------------------------------------------------------------------------------------------------
            Oppenheimer Variable Account Funds                              OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Non-Service       Capital appreciation.
Shares
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Non-Service Shares   Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R) Fund/VA, Non-Service Shares      Total return.
--------------------------------------------------------------------------------------------------------------------

          PIMCO Variable Insurance Trust                        Pacific Investment Management Company LLC
--------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio, Administrative Class          Total return.

--------------------------------------------------------------------------------------------------------------------
                 Seligman Portfolios, Inc.                            J. & W. Seligman & Co. Incorporated
--------------------------------------------------------------------------------------------------------------------
Seligman Communications and Information Portfolio, Class 2  Capital gain.
--------------------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Portfolio, Class 2               Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------

    Summit Mutual Funds, Inc., Summit Pinnacle Series*                Calvert Asset Management Company, Inc.
--------------------------------------------------------------------------------------------------------------------
Summit Balanced Index Portfolio - Summit Investment         Index:  60% S&P 500; 40% Barclays Capital Aggregate
Partners, Inc. ("Summit")                                   Bond Index.
--------------------------------------------------------------------------------------------------------------------
Summit EAFE International Index Portfolio - World Asset     Index:  MSCI EAFE Index.
Management, Inc.
--------------------------------------------------------------------------------------------------------------------
Summit Inflation Protected Plus Portfolio - Summit          Inflation-adjusted income.
--------------------------------------------------------------------------------------------------------------------
Summit Barclays Capital Aggregate Bond Index Portfolio      Index: Barclays Capital Aggregate Bond Index.
- Summit
--------------------------------------------------------------------------------------------------------------------
Summit Lifestyle ETF Market Strategy Aggressive Portfolio   Target allocation - Aggressive.
- Summit
--------------------------------------------------------------------------------------------------------------------
Summit Lifestyle ETF Market Strategy Conservative Portfolio Target allocation - Conservative.
- Summit
--------------------------------------------------------------------------------------------------------------------
Summit Lifestyle ETF Market Strategy Target Portfolio       Target allocation - Moderate.
- Summit
--------------------------------------------------------------------------------------------------------------------
Summit Nasdaq-100 Index Portfolio - Summit                  Index:  Nasdaq-100 Index.
--------------------------------------------------------------------------------------------------------------------
Summit Natural Resources Portfolio - Summit                 Specialty.
--------------------------------------------------------------------------------------------------------------------
Summit Russell 2000 Small Cap Index Portfolio - Summit      Index: Russell 2000 Index.
--------------------------------------------------------------------------------------------------------------------
Summit S&P 500 Index Portfolio - Summit                     Index:  S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio - Summit              Index: S&P MidCap 400 Index.
--------------------------------------------------------------------------------------------------------------------
Summit Zenith Portfolio                                     Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------
             T. Rowe Price Equity Series, Inc.                            T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Portfolio-II                 Growth.
--------------------------------------------------------------------------------------------------------------------
            Third Avenue Variable Series Trust                            Third Avenue Management LLC
--------------------------------------------------------------------------------------------------------------------
Third Avenue Value Portfolio                                Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------
          The Universal Institutional Funds, Inc.                 Morgan Stanley Investment Management Inc.,
                                                                                dba Van Kampen
--------------------------------------------------------------------------------------------------------------------
UIF Core Plus Fixed Income Portfolio, Class I               Total return.
--------------------------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio, Class I              Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------
UIF U. S. Real Estate Portfolio, Class I                    Current income and long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------
* The Fund, its investment adviser, and Summit are part of the UNIFI Mutual
Holding Company ("UNIFI"), the ultimate parent of Union Central. Also, Calvert
Distributors, Inc., an indirect subsidiary of UNIFI, is the underwriter for the
Funds.

                    Portfolio performance is NOT guaranteed.

There is no assurance that any Portfolio will achieve its stated objective. Additional information about the investment objectives and policies of the Portfolios can be found in the current Fund prospectuses delivered to you with this prospectus. You should read the Fund prospectuses carefully before making any decision about the allocation of your premiums to a particular Subaccount of Carillon Account.
                   We may add, delete or modify the Portfolios
                         available under the Contract.

Adding, Deleting, or Substituting Variable Investment Options

     We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

     We retain the right to change the investments of the Variable Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio, if the shares of an

                                   VA III-10
underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Variable Account. We may add new Variable Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

     Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) derigistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent premium payments, transfers or premium allocations. We will receive any necessary SEC and state approval before making any of these changes.

        We will notify you of any changes to the variable investment options.


                          CHARGES AND OTHER DEDUCTIONS

         You pay a $50 Contract fee each Contract Year during the Pay-in
            Period if your Accumulation Value is less than $50,000.

Administration Fees

During the Pay-in Period, we will deduct a Contract fee of $50 from your Contract's Accumulation Value on the last day of each Contract Year for our expenses related to administration of your Contract. The annual Contract fee will be waived for any year in which the Accumulation Value of your Contract is $50,000 or more on the last day of that Contract Year. We reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. We guarantee that the amount of this fee will not increase over the life of the Contract. This annual Contract fee is not deducted during the Pay-out Period.

The fee will be deducted pro rata from all Investment Options in the same proportion that your interest in each bears to your Contract's total Accumulation Value. The full Contract fee will also be deducted at the time of total surrender, regardless of the date of surrender. However, in the case of a total surrender, the Contract fee will also be waived if the Accumulation Value of your Contract is $50,000 or more on the date of surrender.

We also deduct a daily administration fee at an annual rate of 0.25% of the assets of your Variable Account to help defray our expenses of administering Carillon Account and the Contract. This deduction is guaranteed not to increase over the life of the Contract.

                                   VA III-11

      We deduct asset-based charges each day at an annual rate of 0.25% for administering the Contracts and Carillon Account and 1.50% for assuming certain mortality and expense risks. We may increase the mortality and expense risk charge to as much as 2.00%.

Mortality and Expense Risk Charge

A "mortality and expense risk" charge will be deducted daily at a rate equal, on an annual basis, to 1.50% of your Contract's Variable Account. This charge may increase but we guarantee that it will never be more than 2.00%.

The mortality risk arises from our guarantees to make annuity benefit payments in accordance with the annuity tables in the Contract, regardless of how long the Annuitant lives and regardless of any improvement in life expectancy generally. This relieves Annuitants of the risk that they might outlive the funds that have been accumulated for retirement. The mortality risk also arises from our guarantee to pay death benefits equal to the Adjusted Sum of Premium Payments paid under the Contract should you die during the Pay-in Period.

Our expense risk arises from the possibility that the amounts realized from the Contract fee, administration fee and surrender charge (which are guaranteed not to increase) will be insufficient to cover our actual administrative and distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from our general corporate funds, including amounts derived from the mortality and expense risk charge.

If amounts derived from the mortality and expense risk charge are insufficient to cover mortality costs and excess expenses, we will bear the loss. If the charge is more than sufficient, we will retain the balance as profit. We currently expect a profit from this charge.


       Surrender charges may be deducted upon surrender of your Contracts. 10% of your Accumulation Value may be withdrawn each Contract Year without a surrender charge. Aggregate surrender charges will never exceed 9% of aggregate premiums paid.

Surrender Charge (Contingent Deferred Sales Charge)

If you surrender your Contract in the first four Contract Years, then a surrender charge will be imposed on the amount withdrawn as shown below:

   -------------------------------- ------ ------- ------- ------ -------------
   Contract Year of Surrender         1      2       3       4     Thereafter
   -------------------------------- ------ ------- ------- ------ -------------
   Applicable Surrender Charge       8%      7%      6%     5%         0%
   -------------------------------- ------ ------- ------- ------ -------------

Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your Contract's Accumulation Value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. The cumulative total of all surrender charges is guaranteed never to exceed 9% of premiums. Also, Personal Income Plan ("PIP") surrenders in a Contract Year totaling not more than 10% of the Accumulation Value (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year) may be made without the imposition of the surrender charge.

Surrender charges on partial surrenders will be deducted pro rata from the value remaining in the Investment Option(s) from which the amount paid was withdrawn. However, if insufficient value remains to pay the surrender charges or if the entire amount in an Investment Option is withdrawn, then to the extent necessary, any surrender charge will be deducted from the amount to be paid. Any surrender charge on a total surrender of a Contract will be deducted from the amount paid.

                                   VA III-12

The amounts we obtain from the surrender charge will be used to offset the distribution fee we pay to Ameritas Investment Corp. The surrender charge is not expected to recover all of the distribution costs associated with the Contracts. We will pay any shortfall out of our general surplus, which may include profits derived from the mortality and expense risk charge.

Certain surrenders of Contracts may also be subject to federal tax penalties. See Federal Income Tax Matters.

             If state law allows, we will waive surrender charges if
          your surrender is because you have a terminal illness or are confined to a "qualified" health care institution.

Terminal Illness/Confinement

Also, where permitted by state law, we will waive the surrender charge upon a full surrender or one or more partial surrenders of your Contract in the event of (1) or (2) below:

(1) You become confined in a qualified institution for a period of at least 30 consecutive days after the Contract Date, subject to the following:
     o You must be a natural person (not a trust, corporation, or other legal entity).
     o You must have been an owner of the Contract continuously since the Contract Date.
     o You were not confined in a qualified institution at any time during the 60-day period just prior to the Contract Date.
     o We receive a written request for full or partial surrender along with due proof of confinement within 12 months following such confinement.
     o A "qualified institution" means any licensed hospital or licensed skilled or intermediate care nursing facility at which:
          o    medical treatment is available on a daily basis;
          o    and daily medical records are kept for each patient.

(2) You Contract a terminal illness after the Contract Date, subject to the following:
     o You must be a natural person (not a Trust, Corporation, or other legal entity).
     o You must have been an owner of the Contract continuously since the Contract Date.
     o    You have a life expectancy of less than 12 months.
     o We must receive a written request for full or partial surrender together with a certificate from your attending physician stating your life expectancy and any other proof we may require.
     o    "Physician" means a medical doctor licensed in the United States who:
          o    is operating within the scope of that license; and
          o    is not you and is not related to you.

          The surrender charge may be reduced in certain circumstances, including in connection with sales to groups or upon certain types of exchanges.

Other Waivers or Reductions of Surrender Charge

The surrender charge may be reduced in certain instances where a large number of Contracts are issued in connection with a single sale. For example, the charge may be reduced where a corporate pension plan funded by the Contracts results in the issuance of a number of Contracts to the same owner, or where an employer-sponsored salary-deduction plan results in Contracts being issued to a number of employees of one employer. Any reduction in the surrender charge will be nondiscriminating by class of purchaser and will be based on reduced selling and other expenses.

The surrender charge may be modified for Contracts where the premium is a result of a transfer to or from:
     o another Contract owned by the employer or another person for the benefit of the Contract Owner in connection with an employee benefit plan,
     o a certificate (account) under certain of our group retirement annuity Contracts, or
     o    certain of our life insurance policies or annuity Contracts.

                                   VA III-13

In addition, the surrender charge will be eliminated with respect to any amount payable in connection with the surrender of a Contract where such amount is forfeited by an employee under the terms of an employee benefit plan and credited to another Contract issued in connection with the plan. The reduction or elimination of the surrender charge in the foregoing circumstances recognizes the reduction of selling expense in such circumstances.

Loan Interest

The interest rate charged on a loan balance is guaranteed not to exceed a maximum rate of 6%. This is also the current interest rate. The interest rate credited to the Accumulation Value that is collateral for the loan is 4%. Therefore, the net interest cost to the Contract Owner is 2% of the loan balance. (Loans are available only if your Contract is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law.)

Premium Taxes

We will deduct any premium taxes imposed by state or local law when incurred, which could be:
at the Maturity Date,
when a total surrender occurs, or
when premiums are paid (we do not currently deduct premium taxes when premiums are paid.)

If the charge for premium taxes is deducted at the Maturity Date, it will be taken from each Investment Option in the proportion that your interest in the Investment Option bears to the Contract's total Accumulation Value. If the charge for premium taxes is deducted when premiums are paid, it will be deducted from the premium before the premium has been allocated to the Investment Option(s). Applicable premium tax rates depend upon such factors as your state of residency and the insurance laws and our status in that state when the premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

GLWB Rider Charge

The monthly charge for the Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider is listed in the SUMMARY OF EXPENSES section of this prospectus. It is stated as a percentage that is multiplied by the Accumulation Value. The charge will be deducted from the Accumulation Value on each Monthly Anniversary beginning with the Rider Activation Date. Current rates are effective for GLWB Riders activated on or after May 1, 2009. Rates for GLWB Riders activated prior to May 1, 2009 currently remain at a charge of 0.60% for Single Life and 0.75% for Joint Spousal, which is subject to change as described below. If you elect to activate the rider, the charges for the Contract and for the rider will be deducted on a pro-rata basis from all subaccounts in the asset allocation model you select.

The rider charge is subject to change upon Rider Activation Date, rider anniversary, or upon reset as described in the Reset Feature section. The rider charge will not exceed the guaranteed maximum listed in the SUMMARY OF EXPENSES section. The rider charge will not be deducted after the Contract's Accumulation Value reduces to zero or if the rider is terminated.

           The Funds pay investment advisory fees and other expenses, such as distribution and administrative fees.

Fund Expenses

There are deductions from and expenses paid out of the assets of the Funds that are fully described in the Fund prospectuses.

                                  THE CONTRACT

The Contract has been filed with the state insurance departments in all states and will be made available in all states upon state insurance department approval, subject to certain state variations.

                                   VA III-14

                 Minimum premium payments are $25 for Qualified
                 Contracts and $50 for Nonqualified Contracts.

Purchasing a Contract

You can purchase a Contract by completing an application and having it and a premium of at least $25 for Qualified Contracts or $50 for Nonqualified Contracts sent to us by one of our registered representatives. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject any application. We will credit initial premiums accompanied by completed applications to the Contract not later than two business days following receipt. In certain employer retirement plan situations, we will issue your Contract and apply the premiums when they are sent by your employer. If we cannot credit an initial premium to the Contract within five business days of our receipt of it, then we will return the premium immediately unless you consent to our holding the premium for a longer period.

                  Subsequent premiums may be made at any time.

Premiums

After the first premium has been paid and accepted, you have flexibility (within the limits of your retirement plan, if any) in determining the size and frequency of subsequent premiums. Premiums may be paid at any time and in any amount, subject only to the minimums applicable to Qualified Contracts ($25) and Nonqualified Contracts ($50) with a maximum of $1 million. We reserve the right to waive the maximum amount.

Your premiums will be allocated among the Investment Options in accordance with your instructions. You may allocate any portion of your premiums (subject to a $10 minimum) to any of the variable Investment Options; you may allocate up to 50% of any premium payment to the Guaranteed Account. You may change your payment allocation instructions at any time, without charge, by providing us new instructions in a form acceptable to us.

                Accumulation Units are used to measure the value
                        of your Subaccount allocations.

Crediting of Accumulation Units

We credit premiums that you allocate to variable Investment Options in the form of Accumulation Units. The number of Accumulation Units credited to your Contract is determined by dividing the amount you allocate to each Subaccount by the Accumulation Unit value for the corresponding Subaccount for the Valuation Period during which your premium is received. (In the case of the initial premium, units are credited on the valuation date when we accept the application, or on the valuation date when we receive the initial premium, whichever is later.) The value of the Accumulation Units will vary in accordance with investment experience and expenses of the Portfolio in which the Subaccount invests.

During the Pay-in Period, your Contract's Accumulation Value equals the sum of the Variable Account and the Guaranteed Account credited to your Contract. The Variable Account is the sum of the value of all Subaccounts credited to your Contract. Your Variable Account value in a Subaccount equals the number of Accumulation Units credited to that Subaccount times the value of the Accumulation Units for the Subaccount. For the value of the Guaranteed Account, see page 32.

           The values of Accumulation Units vary with the performance of corresponding Portfolios. The values of Accumulation
      Units are computed at the close of business on each "valuation date."

                                   VA III-15

Value of Accumulation Units

The value of Accumulation Units is expected to change every valuation period, and will depend upon the investment performance and expenses of the Portfolio in which each Subaccount invests. The Accumulation Units in each Subaccount are valued separately.

A valuation period is the period between successive valuation dates, commencing at the close of business of each valuation date and ending at the close of business of the next succeeding valuation date. A valuation date is each day, Monday through Friday, except:
     o when the New York Stock Exchange is closed (currently, New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed)); and
     o any day on which changes in the value of the portfolio securities of a Portfolio will not materially affect the current net asset value of the shares of that Portfolio.

The value of each Accumulation Unit was initially set at $10. Thereafter, the value of an Accumulation Unit for any valuation period equals the value of such a unit as of the immediately preceding valuation period, multiplied by the "Net Investment Factor" for the current valuation period.

The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (A) by (B) and subtracting (C) from the result, where:

(A) is:
     o the net asset value per Portfolio share held in the Subaccount determined as of the end of the current valuation period; plus
     o the per share amount of any dividend or capital gains distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period; plus or minus
      o a per share charge or credit for any taxes incurred by or provided for in the Subaccount, which we determine to have resulted from the maintenance of the Subaccount (we do not believe that currently any taxes are incurred by Carillon Account); and

(B) is:
     o the net asset value per Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period (adjusted for an "ex-dividend"); plus or minus
     o the per share charge or credit for any taxes provided for during the immediately preceding valuation period; and

(C) is:
     o a factor representing the daily charges we deduct from Carillon Account for administrative expenses and assumption of the mortality and expense risks under the Contract. The factor is equal to
          0.000047532 for a one-day valuation period.

Self-Service Access to Information and Services

You will be able to review information and request service concerning your Contract by visiting our website, www.unificompanies.com.

You will need your Contract number and taxpayer identification number to establish initial access to our client service center on our website, Service Central. As part of the initial log in to Service Central, you will create your own unique user identification and password. Once you have logged on to Service Central, you will be able to perform the functions described below (these rights can also be assigned to an Annuitant):

         choose electronic delivery of certain future mailings check Contract values verify address and Beneficiary information transfer balances among Subaccounts rebalance your Subaccount balances change your allocation of future premiums

                                   VA III-16
         view statements and correspondence
         request a statement
         request service forms
         change your password

We reserve the right to modify, suspend or discontinue the Service Central online client service center at any time and without prior notice.

          During the Pay-in Period, you may make 12 free transfers per
        Contract Year. Additional transfers cost $10 each. Transfers to and from the Guaranteed Account are subject to restrictions.

Transfers

During the Pay-in Period, you may transfer amounts among Subaccounts subject to the terms and restrictions imposed by your Contract and the Funds. You may transfer up to 20% of your Contract's value in the Guaranteed Account , or $1,000, whichever is greater, to the Subaccounts. You may transfer up to 30% of your Variable Account value to the Guaranteed Account. These transfer limits into and from the Guaranteed Account are calculated based on your Guaranteed Account and Variable Account values as of the first day of each Contract Year, and apply to any transfers during that Contract Year.

The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

During the Pay-in Period, you may make up to twelve free transfers each Contract Year. However, we will impose a transfer fee (currently $10 and guaranteed not to exceed $15) for each transfer in excess of twelve. If after a transfer the amount remaining in any Investment Option is less than $25, then the entire amount will be transferred instead of the requested amount.

Your transfer requests must be made by written or telephone or electronic instructions which specify in detail the requested changes. Transfers from the Variable Account will be made based on the Accumulation Unit values at the end of the valuation period during which we receive the transfer request at our Home Office (address and phone number on the first page of this prospectus). If you are participating in the Portfolio Rebalancing Plan and you make transfers without altering your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan.

During the Pay-out Period, the Annuitant can change the reserve basis (Contract reserves for the specific variable annuity Contract involved) for the Variable Annuity Benefit Payments he or she is receiving once in each 12 months after the first 12 months. Such a change in reserve basis for Variable Annuity Benefit Payments will result in subsequent annuity benefit payments being based on the investment performance of the Subaccount to which annuity reserves have been transferred.

Certain third parties may offer you asset allocation services for your Contract. Fees you pay for such asset allocation services are in addition to any Contract charges. WE DO NOT ENDORSE, APPROVE OR RECOMMEND THESE SERVICES.

Excessive Trading: Your Contract is a long-term investment and is not designed for frequent transfers of your Accumulation Value among your Subaccounts. Frequent or excessive transfers put the Portfolios, Contract Owners, and Beneficiaries at risk. These risks include:
     o the dilution of interests of long-term investors in a Subaccount if purchases or transfers into or out of a Portfolio are made at prices that do not reflect an accurate value for the Portfolio's investments;
     o an adverse effect on Portfolio management, such as impeding a Portfolio manager's ability to sustain an investment objective, causing a Portfolio to maintain a higher level of cash than would otherwise be the case, or causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay partial withdrawals or transfers out of the Portfolio; and
     o    increased brokerage and administrative expenses.

                                   VA III-17

The risks and costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing,

transferring in and out of the same Fund within 30 days and disruptive trading.

However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the Portfolios, we cannot guarantee that all harmful trading will be detected or that a Portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by those companies or retirement plans.

Deterrence. If we determine that you have engaged in excessive trading, we will take one or more of the following actions:

Revoke your privileges to make transfers by telephone and internet; Limit your transfers to those requests made by regular U.S. mail;
We reserve the right to impose a fee of up to $15 per transfer.

You will be notified by letter if we determine you have exceeded the number or frequency of transfers allowed, or if we limit your access to transfers to requests made by regular U.S. mail. We reserve the right to reject any transfer from any Contract Owner we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Portfolio.

Systematic transfers, including our Dollar Cost Averaging, Portfolio Rebalancing or Interest Sweep program will not be counted toward your limit on the number and frequency of transfers. We will implement transfers requested in writing and sent by U.S. mail first, in the order postmarked, then telephone or Internet requests second, in the order received.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Contract Owners or intermediaries acting on their behalf. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We apply the Procedures consistently to all Contract Owners without waiver or exception.

Portfolio Frequent Trading Policies. The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the polices and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. Contract Owners should be aware that we are contractually obligated to provide Contract Owner transaction data relating to trading activities to the underlying Funds on written request and, on receipt of written instructions from a Fund, to restrict or prohibit further purchases or transfers by Contract Owners identified by an underlying Fund as having engaged in transactions that violate the trading policies of the Fund.

Omnibus Orders. Contract Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance Contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance Contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Portfolio's

                                   VA III-18
ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Contract Owners of Portfolio shares, as well as the Contract Owners of all of the variable annuity or variable life insurance policies whose variable Investment Options correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Administrative Practices Regarding Transfers: All transfers among Subaccounts will be processed to receive the next available price. If your request arrives at Union Central after the close of regular trading on the New York Stock Exchange, whether the close is at 4:00 p.m. Eastern Time or at some earlier or later hour, your instructions will be processed to receive the price as of the following valuation date. You may only make one transfer per day. We will send you a written confirmation of all transfers within five business days. However, if we cannot complete a transfer as requested, our customer service representative will contact you in writing. CAUTION: We will act on instructions from anyone who provides the necessary information; we will not be able to verify that the person providing electronic transfer instructions via Service Central is you or is authorized by you.

         You may make transfers, including Portfolio Rebalancing, Dollar
               Cost Averaging, and Interest Sweep, by telephone.

Telephone Transfers: You are eligible to make transfers, including Portfolio Rebalancing, Dollar Cost Averaging, and Interest Sweep, pursuant to telephone instructions unless you tell us in writing that you do not want to make transfers by telephone.

Telephone transfer instructions may be made by calling 1-800-319-6902 between 8:00 a.m. and 6:00 p.m. (Eastern Time) on days when we are open for business. Each telephone exchange request must include a precise identification of your Contract and other designated identifiers. We may accept telephone exchange requests from any person who properly identifies the correct Contract number and other designated identifiers. Thus, you risk possible loss of interest, capital appreciation and principal in the event of an unauthorized telephone exchange. Neither we nor the Funds nor Ameritas Investment Corp. (the principal underwriter of the Contracts) will be liable for complying with telephone instructions we reasonably believe to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and you will bear the risk of any such loss. We will employ reasonable procedures to confirm that telephone instructions are genuine. If we do not employ such procedures, we may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, sending you written confirmation of such transactions, or recording of telephone transfer request instructions received from you. We may record all or part of any telephone conversation relating to transfer instructions without prior disclosure.

Telephone instructions apply only to previously invested amounts and do not change the investment of any future premiums paid under the Contract. You may change allocations of future premium payments by providing us new instructions in a form acceptable to us.

Note: During periods of drastic economic or market changes, telephone transfers may be difficult to implement. At such times, requests may be made by regular or express mail and we will process them pursuant to the terms and restrictions already described in this section.

We reserve the right to modify, suspend or discontinue the telephone transfer privilege at any time and without prior notice.

                                   VA III-19

                 You may pre-arrange certain types of transfers,
                    including ones in connection with Dollar
                      Cost Averaging, Portfolio Rebalancing
                          and Interest Sweep programs.

Special Transfers - Dollar Cost Averaging
We administer a dollar cost averaging ("DCA") program that enables you to pre-authorize a periodic exercise of your right to transfer amounts among Subaccounts. By entering into a DCA agreement, you instruct us to transfer monthly (as of the first business day of the month) a predetermined dollar amount from the Money Market Subaccount to other Subaccounts until the amount in your Money Market Subaccount is exhausted. The minimum amount of a DCA transfer is $100 and $25 per Subaccount. You may terminate your DCA agreement at any time by notifying us in writing at least five business days prior to the next scheduled transfer date. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by the time the New York Stock Exchange closes on that day.

Transfers made pursuant to the DCA program are not subject to a transfer charge and do not affect your Contract right during the Pay-in Period to make up to twelve transfers each Contract Year without charge.

By allocating specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

If you are interested in the DCA program, you may elect to participate in it either by submitting a written application or by telephone request as described above. We reserve the right to alter the terms or suspend or eliminate the availability of the DCA program at any time.

Portfolio Rebalancing Plan

You may elect to establish a Portfolio Rebalancing Plan. Under such a plan, you may tell us either by submitting a written application or by telephone request as described above) the percentage levels you would like to maintain among the Subaccounts. These allocations may be based on asset allocation models which your agent may present to you. On a quarterly, semi-annual or annual basis (as you select), we will automatically rebalance your Variable Account to maintain the indicated percentages by transfers among the Subaccounts. The entire value of your Variable Account must be included in your Portfolio Rebalancing Plan. If you make transfers without changing your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan. Other investment programs, such as the DCA program, Interest Sweep Plan, or other transfers or withdrawals may not be appropriate in concert with the Portfolio Rebalancing Plan. Transfers made pursuant to the Portfolio Rebalancing Plan are not subject to a transfer charge and do not affect your right to make up to twelve free transfers each Contract Year during the Pay-in Period. You may terminate your Portfolio Rebalancing Plan at any time by notifying us in writing at least five business days prior to the date of the next rebalancing. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by the time the New York Stock Exchange closes on that day.

The Portfolio Rebalancing Plan is not available for amounts in the Guaranteed Account. We reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Interest Sweep Plan

If you have an allocation in the Guaranteed Account, you may elect (either by submitting a written application or by telephone request as described above) to have the interest credited to the Guaranteed Account periodically transferred (or "swept") into specified Subaccounts. The sweep may be done on a quarterly, semi-annual or annual basis. You may terminate your Interest Sweep Plan at any time by notifying us in writing at least five business days prior to the date of the next periodic sweep. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by the time the New York Stock Exchange closes on that day. Transfers made pursuant to the Interest Sweep Plan are not subject to a transfer charge and do not affect your right to make up to twelve free transfers each Contract Year during the Pay-in Period. We reserve the right to alter the terms or suspend or eliminate the availability of the Interest Sweep Plan at any time.

                                   VA III-20

               Asset Allocation Programs are intended to mitigate
              investment risk. There is still a risk that investing
                      pursuant to a model will lose value.

Model Asset Allocation Program

We may offer a model asset allocation program. However, you always have the ability to construct your own asset allocation plan from among the Investment Options available in your Contract. Model asset allocation programs are intended to match model risk tolerance and investment objectives with the Investment Options available in your Contract.

To assist you in your selection of an asset allocation model, our Model Asset Allocation program uses the Morningstar Asset Allocator. This tool was developed by Morningstar Associates, LLC ("Morningstar") and is offered to you through a license agreement between Morningstar and our affiliate Ameritas Investment Corp. ("AIC"). The Model Asset Allocation program consists of five models, ranging from aggressive to conservative. Morningstar provides AIC with ongoing recommendations and monitoring of the Portfolios that comprise the models.

To participate in the asset allocation program:
     o AIC will serve as your investment adviser fiduciary for the program solely for purposes of development of the models and periodic updates to the models. You must give AIC your written consent and discretionary authority for AIC to give us instructions to allocate your premiums (or, for an existing Contract, Accumulation Value) pursuant to the allocations of the model you select. AIC will also periodically instruct us to change your allocations consistent with any changes to the model made by AIC as recommended by Morningstar. AIC has no discretionary authority to execute any other transfers for your Contract.
     o    You must complete the Morningstar Asset Allocator Questionnaire.
     o You must allocate all of your Accumulation Value to one asset allocation model. We must receive notice of your asset allocation model election either by written notice or Internet (when available) before we can begin a program for you. Only you can select which model is best for you. The Asset Allocator Questionnaire can be an aid, but neither it nor AIC will make this decision for you. You may wish to consult with your own financial professional to determine whether participation in the program is best for you, and if so, which model is most suitable.
     o Each quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the program model that you elected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated daily on our website and is available upon request.
     o Annually, AIC will re-evaluate and may make changes to each investment level model based upon Morningstar's recommendations. When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulation Value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Model Asset Allocation program.
     o If you are currently participating in a Model Asset Allocation model and you make changes to your allocations outside the model, you will not receive future notifications of model changes. You will then be considered as having withdrawn from the Model Asset Allocation program and as having cancelled your relationship with AIC for purposes of implementing the program with your Contract.
     o If participation in the asset allocation program terminates, including by death of the Owner, Contract value will not be reallocated automaticlaly if the model is changed, and thus will not reflect the adviser's most current allocation recommendations. Any additional premiums received will be returned.
     o AIC is compensated by us as principal underwriter for the Policies. We and AIC may receive fees for administrative services from other Portfolios in the models. This additional compensation and related responsibilities may create conflicts of interest as AIC determines what Portfolios should be in the models. Also, Calvert Variable Series, Inc. and Summit Mutual Funds, Inc., which are part of the UNIFI Mutual Holding Company and therefore are affiliated with us, have Portfolios offered through the Contract (these Portfolios may or may not be included in the models). We believe any potential risk of these arrangements may be reduced by contracting with Morningstar to independently evaluate and recommend the selection, allocation weighting, and periodic updates regarding Portfolios in the models.

                                   VA III-21

The GLWB rider requires that, beginning on the rider activation date, you may participate only in certain asset allocation models. The models currently available for use with the GLWB rider are: Capital Growth, Moderate, Balanced, and Conservative. You may contact our website or service center to learn more about these models. We may not delete any of these models if they are selected for Contracts issued in the State of New York. The GLWB rider will terminate if you withdraw from a designated model or allocate any portion of your subsequent premium payments to an investment option that is not consistent with the requirements of the rider.

There is no additional charge for selecting the Model Asset Allocation program. Although asset allocation programs are intended to mitigate investment risk, there is still a risk that investing pursuant to a model will still lose value. For information about risks of participating in the Model Asset Allocation program and more detail about the program, including more information about conflicts of interest, ask for a copy of this prospectus' Statement of Additional Information. More information about AIC's role as investment advisor for the program is available on AIC's Form ADV Part II which is delivered to you at the time you subscribe to the program. We may modify or discontinue the model asset allocation program at any time.

          Full or partial surrenders give you access to your Contract's
                Accumulation Value. Surrender charges and penalty
                       taxes may apply to some surrenders.

Surrenders

Please note: If required under federal law, we may have to block your Contract and refuse to honor any request for transfers, surrenders, or death benefits until instructions are secured from the appropriate regulator.

You may make cash withdrawals (surrenders) of all or part of your Contract's Accumulation Value at any time during the Pay-in Period (subject to any restrictions imposed in connection with your retirement plan). Surrender requests must be made in writing according to our procedures. Surrenders cannot be made by telephone. We will allow facsimile request forms and signatures to be used for the purpose of a written notice authorizing withdrawals from your Contract. You may complete and execute a withdrawal form and send it to our Service Center fax number, 513-595-2500. We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Contract (including withdrawals) without your knowledge.

Surrenders include, but are not limited to, transactions commonly referred to as withdrawals, external transfers, rollovers and exchanges under Section 1035 of the Code. The amount available is your Contract's Accumulation

Value at the end of the valuation period during which we receive the proper written request, minus any surrender charges, administration fee and premium taxes not previously deducted. Surrenders from the Variable Account generally will be paid within seven days of receipt of the written request. For surrenders from the Guaranteed Account, see page 33. For restrictions applicable to certain surrenders under Contracts issued in connection with plans adopted pursuant to
Section 403(b) of the Code, see Appendix B, "TAX SHELTERED ANNUITY Under IRC
Section 403(b)."

The minimum partial surrender is $100 or the entire amount in the Investment Option, whichever is less. If the amount remaining in the Investment Option would be less than $25 after the surrender (and deduction of the surrender charge, if any), then the request will be considered to be a request for surrender of the entire amount held in the Investment Option. If a partial surrender plus any surrender charge would reduce the Contract's Accumulation Value to less than $100, then a request for a partial surrender will be treated as a total surrender of the Contract and the entire Accumulation Value, less any charges, will be paid out.

Under certain circumstances, surrenders will be subject to surrender charges, described at page 12. Under certain circumstances, surrenders may also be subject to a 10% tax penalty.

The full Contract fee, if applicable, will also be deducted from your Contract at the time of total surrender regardless of the date of surrender. For total surrenders, any surrender charge and Contract fee will be deducted from the amount paid.

We will implement partial surrenders by canceling Accumulation Units in an amount equal to the withdrawal and any applicable surrender charge. You may designate the Investment Option from which your surrender should be made. If you make no designation, your requested amount will be withdrawn from each of your Investment Options (in the proportion the Investment Option bears to your Accumulation Value). The surrender charge, if any, will be

                                   VA III-22
deducted from the value remaining after payment of the requested amount, or from the amount paid if the entire amount in an Investment Option is surrendered.

Since you assume the investment risk with respect to amounts allocated to your Variable Account (and because there are certain charges), the total amount paid upon total surrender of your Contract (including any prior surrenders) may be more or less than the total premiums that you paid.

           Personal Income Plans allow you to pre-arrange surrenders.

Personal Income Plan

We administer a Personal Income Plan ("PIP") that enables you to pre-authorize periodic surrenders by entering into a PIP agreement with us that instructs us to withdraw a level dollar amount or percentage of your Contract's Accumulation Value on a monthly, quarterly, semi-annual or annual basis, or authorizes us to calculate and distribute a required minimum distribution every year. To the extent that the total of PIP surrenders in a Contract Year exceeds 10% of your Accumulation Value (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year), a surrender charge may be applicable. PIP surrenders may also be subject to the 10% federal tax on early withdrawals.

Loans  (403(b) PLANS ONLY)

Loans are available for Tax Sheltered Annuities under IRC Section 403(b). Each loan must be:
         requested and repaid prior to the Maturity Date.
         at least $2,500 but not more than $50,000 (including the sum of the new loan and the highest outstanding loan balance(s) during the last 12 months).
         equal to or less than 50% of the cash value of the Guaranteed Account. repaid in substantially equal payments, at least quarterly, over a period of 5 years (10 years if used to acquire a primary residence). automatically defaulted and treated as a deemed distribution (or actual distribution, if circumstances allow) if scheduled payments are not received by the due date or within the grace period.

Guaranteed Lifetime Withdrawal Benefit  ("GLWB")

A Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider is part of your Contract at the time of issue if the Contract issue date is on or after November 5, 2007 and if the rider is approved in your state. The rider may be issued in its Inactive Phase for any issue age 0 - 85. It may be issued in an active status when the Contract Owner is age 50 - 85 (age 60 - 85 for Contracts issued in New
York). Active status riders will be either in the Accumulation Phase or the Withdrawal Phase. You may activate the rider subject to the terms and conditions stated below.

The GLWB rider provides a withdrawal benefit that guarantees a series of annualized withdrawals from the Contract, regardless of the Contract's Accumulation Value, until the death of the last surviving Covered Person.

GLWB Definitions

Benefit phases are defined as:
     o Inactive Phase. The period of time when this rider is inactive. The owner chooses when to end the Inactive Phase, but it cannot end before the Youngest Age 50 (age 60 in New York).
     o Accumulation Phase. The period of time between the Rider Activation Date and the first date of the Withdrawal Phase.
     o Withdrawal Phase. The period of time beginning with the occurrence of the first withdrawal as outlined in the Withdrawal Phase section, below.
     o Guaranteed Phase. The period of time during which Lifetime Withdrawal Benefit Amount payments continue to be made, although the Contract's Accumulation Value has been reduced to zero.

Benefit Base. The amount used in conjunction with a lifetime distribution factor to determine the Lifetime Withdrawal Benefit Amount.

                                   VA III-23

Covered Person(s)*.
     o    The owner(s) of the Contract or;
     o The Annuitant(s) if the owner of the Contract is a non-natural person, such as a trust or;
     o The spouses at the time the joint spousal option is selected (the joint spousal option is not available in New York). Once the rider is activated, no changes to the Covered Persons will be permitted.
     o Only one Covered Person is allowed for Contracts issued in New York. Therefore, for Contracts issued in New York, phrases such as "Covered Person(s)" or "last surviving Covered Person" refer to the Covered Person.

Excess Withdrawal. The portion of any withdrawal taken during the Withdrawal Phase that makes the total of all withdrawals in a Rider Year exceed the Lifetime Withdrawal Benefit Amount in that Rider Year.

Lifetime Withdrawal Benefit Amount ("LWBA"). The maximum amount that can be withdrawn under this rider during a Rider Year without reducing the Benefit Base.

Maximum Anniversary Contract Value. The highest Contract Accumulation Value on any Contract anniversary during the 10-year period after the later of the Rider Activation Date or the most recent reset date.

Monthly Anniversary.  The same date in a succeeding month as the Contract Date.

Premium Accumulation Value. The sum of premiums paid accumulated at an annual compound rate of interest for a 10-year period during the Accumulation Phase. (For Contracts issued in New York, the premiums paid and simple interest credited on the premiums paid for a period of time during the Accumulation Phase.) The period of time is a ten-year period beginning with the later of the Rider Activation Date or the most recent reset date.
The rate of interest is:
     o 5% for the Rider Year in which no withdrawal is taken (6% for Contracts issued in New York)
     o    0% for the Rider Year in which a withdrawal is taken

     The initial Premium Accumulation Value is determined as follows:
     o If the Rider Activation Date is the same as the Contract Date, it is equal to the initial premium.
     o If the Rider Activation Date is after the Contract Date, it is equal to the Contract's Accumulation Value as of the Rider Activation Date.

Remaining Balance. The most recently determined Benefit Base minus the sum of all withdrawals made since the later of the beginning of the Withdrawal Phase or the most recent step-up of the Benefit Base. The Remaining Balance will never be less than zero.

Rider Activation Date. The end of the Inactive Phase and the beginning of the Accumulation Phase or the Withdrawal Phase. It must coincide with a Monthly Anniversary and cannot occur before the Youngest Age 50 (age 60 in New York.)

Rider Year. For the first Rider Year, the period of time from the Rider Activation Date to the next Contract anniversary. Subsequent Rider Years will coincide with Contract Years.

RMD. The required minimum distribution amount as defined by Internal Revenue Code Section 401(a)(9) and related Code provisions. It is based on the previous year-end Contract's Accumulation Value of only the Contract to which the rider is attached, including the present value of additional benefits provided under the Contract and any other riders attached to the Contract to the extent required to be taken into account under IRS guidance.

Youngest Age.  The attained age of the youngest Covered Person.

Inactive Phase

The following apply during the Inactive Phase:
     o No charges for the rider will be deducted from the Contract's Accumulation Value.
     o No restrictions are imposed on withdrawals other than those provided by the base Contract.
     o No restrictions are imposed on asset allocations other than those provided by the base Contract.
     o No determinations are made of Premium Accumulation Value, Maximum Anniversary Contract Value, or Benefit Base as they apply to the benefits and provisions of the GLWB rider.
The end of the Inactive Phase coincides with the Rider Activation Date.

                                   VA III-24

Activation of Rider

Rider Activation Date
The rider will be activated on the Monthly Anniversary following our receipt of the properly completed service form and your written consent granting AIC discretionary authority as described in the Model Asset Allocation program and below, but no earlier than the Youngest Age 50 (age 60 in New York). Before the rider is activated, any outstanding loan(s) must be repaid. Once the rider is activated, no Contract loans may be taken.

Rider Charges
The monthly charge for the rider is listed on your Contract specifications page. The Guaranteed Maximum Charge is shown in the SUMMARY OF EXPENSES section of this prospectus and other information about the rider charges is discussed in the CHARGES AND OTHER DEDUCTIONS section.

Asset Allocation

Beginning on the Rider Activation Date, the GLWB rider limits individual transfers and future premium allocations otherwise permitted by the Contract. By activating the rider, you agree that your Contract's Accumulation Value will be invested in one of certain allowable allocation models while the rider is active, and you agree to a rebalancing schedule. The models currently available for use with the GLWB rider are: Capital Growth, Moderate, Balanced, and Conservative. You are permitted to transfer your Contract's total Accumulation Value from one allowable allocation model to another allowable allocation model. AIC will serve as your investment adviser fiduciary solely for purposes of development of the asset allocation models and periodic updates to the models or deletion of models available under the GLWB.

The conditions of the Model Asset Allocation Program will apply. However, changes to your allocations outside the allowable models will terminate the rider. Only you can select the allowable asset allocation model best for you. AIC will not make this decision for you.

Premium payments made during the Accumulation Phase and Withdrawal Phase will be credited proportionally to the subaccounts contained in the asset allocation model you select. All withdrawals will be deducted proportionally from the subaccounts in your asset allocation model.

We have the right to discontinue access to an asset allocation model. (We will not discontinue asset allocation models for Contracts issued in the State of New York.) If an asset allocation model will be discontinued, we will notify you within 30 days prior to the change. If after 30 days you have not selected another allowable asset allocation model, we will transfer all funds from the discontinued asset allocation model to a default model as specified in the notice. You may later request to transfer your total Accumulation Value from the default model to any of the remaining asset allocation models.

We will notify you in the event any transaction you request will involuntarily cause your GLWB rider to terminate for failure to invest according to an allowable asset allocation model. We will require you to sign a form to terminate your GLWB rider and request the investment option change. Until the service form is received in good order in our office, we will not complete your requested change.

Continuation of Rider by Surviving Spouse for Single Life Option
This section applies only to Contracts issued as tax non-qualified, or to

Contracts issued as Regular, SEP, SIMPLE, or Roth IRAs. Continuation of the

rider is not available to a surviving spouse when the single life option was selected and the Contract was issued under a qualified plan established by the applicable provisions of Internal Revenue Code Sections 401, 403(b) and 457.

If the Covered Person dies during the Accumulation Phase of the rider and if the surviving spouse of the deceased Covered Person elects to continue the Contract in accordance with its terms, the surviving spouse may elect to add the rider for his or her life.
     a.   If the surviving spouse has not reached attained age 50 (age 60 in New
          York), the rider will become inactive and will enter the Inactive
          Phase.
     b.   If the surviving spouse has reached attained age 50 (age 60 in New
          York), the rider will continue in the Accumulation Phase and the Premium Accumulation Value and Maximum Anniversary Value will be set equal to the Contract's Accumulation Value. The charge for the rider will equal the charge in effect for new issues of the same rider and will not exceed the maximum charge as stated on the Contract specifications page.

                                   VA III-25

If the Covered Person dies during the Withdrawal Phase, and if the surviving spouse of the deceased Covered Person elects to continue the Contract in accordance with its terms, the surviving spouse may continue the Contract and the rider. The LWBA in effect on the date of the Covered Person's death will be paid until such time that the Remaining Balance is reduced to zero. No step-up of the Benefit Base is available after the Covered Person's death.

Accumulation Phase

Reset Feature
On each Contract anniversary during the Accumulation Phase, the Premium Accumulation Value will be reset to the Contract's Accumulation Value, if it is greater. (For Contracts issued in the State of New York, within 30 days prior to each Contract anniversary, during the accumulation phase, we will notify you of your option to reset. You will have the option to reset the Premium Accumulation Value to the Accumulation Value, if it is greater. If you do not instruct us to reset, the reset feature will be suspended for the current Contract Year. Your written notice to reset must be received by us no later than 10 days prior to the Contract anniversary.)

At the time of a reset:
     1.   A new 10-year period begins for:
          a.   Premium Accumulation Value; and,
          b. Comparison of anniversary Contract values to determine the Maximum Anniversary Contract Value.
     2. The charge for the rider will equal the charge in effect for new issues of the same rider.
The following conditions also apply at the time of a reset, except for those Contracts issued in New York:
     3. If the charge increases, we will notify you within 30 days prior to the Contract anniversary. The charge for the rider will be specified in the notice and will not exceed the maximum charge as stated on the Contract specifications page.
     4. You can decline the charge increase by sending us written notice no later than 10 days prior to the Contract anniversary. If you decline the charge increase, the reset feature will be suspended and the charge percentage will remain unchanged for the current Contract Year. On each subsequent Contract anniversary during the Accumulation Phase you will have the option to accept any available reset.

On and after each reset, the provisions of the rider will apply in the same manner as they applied when the rider was originally activated. The deduction of charges, limitations on withdrawals, and any future reset options available on and after the most recent reset will again apply and will be measured from the most recent reset.

Withdrawals
You are permitted to make one withdrawal per Rider Year during the Accumulation Phase without initiating the Withdrawal Phase. You must indicate your wish to exercise this provision at the time you request the withdrawal. The withdrawal can be no sooner than 30 days after the Contract Date. A second request for a withdrawal in a Rider Year will automatically transition the rider to the Withdrawal Phase, as described below.

A withdrawal will reduce the Premium Accumulation Value and the Maximum Anniversary Contract Value in the same proportion that the withdrawal amount has to the Accumulation Value prior to the withdrawal. The Premium Accumulation Value and Maximum Anniversary Contract Value after the withdrawal, respectively, will be equal to (a), minus the result of multiplying (a) by the quotient of (b) divided by (c) as shown in the following formula:
              a - (a * (b / c))

              where:
              a = Premium Accumulation Value or Maximum Anniversary Contract
                  Value prior to the withdrawal;
              b = withdrawal amount;
              c = Contract Accumulation Value prior to the withdrawal
Taking a withdrawal under this provision will reduce the annual rate of interest applicable to the Premium Accumulation Value to 0% for the Rider Year in which the withdrawal is taken.

Withdrawal Phase

You may choose to begin withdrawal payments no sooner than 30 days after the Contract Issue Date and no later than 60 days after the date we receive the properly completed service form in our office.

Benefit Base
The Benefit Base is established at the beginning of the Withdrawal Phase. It is not used to determine other benefits or features of the Contract or the rider.

The initial Benefit Base equals the greatest of the following, determined at the beginning of the Withdrawal Phase:

                                   VA III-26

     o    Contract Accumulation Value
     o    Premium Accumulation Value
     o    Maximum Anniversary Contract Value

The Benefit Base is adjusted downward due to an Excess Withdrawal and upward due to step-up or additional premium payments.

Lifetime Withdrawal Benefit Amount
We guarantee that you can withdraw up to the LWBA during the Withdrawal Phase, regardless of the Contract's Accumulation Value, until the death of the last surviving Covered Person. Total withdrawals in a Rider Year that do not exceed the LWBA will not be subject to withdrawal charges as provided by the base Contract.

The LWBA is determined by applying the lifetime distribution factor to the Benefit Base. The lifetime distribution factor corresponds to the Youngest Age at the beginning of the Withdrawal Phase. The lifetime distribution factor is established from the following schedule; it never changes once it is established:
      In all States other than New York:     In New York:
        o   4.0% - ages 50 through 54        o   4.5% - ages 60 through 64
        o   4.5% - ages 55 through 59        o   5.0% - ages 65 through 74
        o   5.0% - ages 60 through 64        o   5.5% - ages 75 through 79
        o   5.5% - ages 65 through 69        o   6.0% - ages 80 through 84
        o   6.0% - ages 70 through 74        o   7.0% - ages 85 through 89
        o   6.5% - ages 75 through 79        o   7.5% - age 90 and older
        o   7.0% - age 80 and older
At any time that the Benefit Base is adjusted, the LWBA is re-determined by applying the lifetime distribution factor to the adjusted Benefit Base.

You have the choice of receiving withdrawals on an annual, semi-annual, quarterly, or monthly basis. If periodic withdrawals would be or become less than $100, we will change the frequency of withdrawals to an interval that will result in a payment of at least $100.

Impact of Withdrawals on Benefit Base
Withdrawals taken during the Withdrawal Phase may impact the Benefit Base. Total withdrawals in a Rider Year up to the LWBA will not reduce the Benefit Base and will not impact the LWBA. Also, if you are required to take RMD from the Contract and the RMD exceeds the LWBA, the portion of the RMD that is greater than the LWBA will not be treated as an Excess Withdrawal. However, any withdrawal amount that causes total withdrawals in a Rider Year to exceed the greater of the LWBA or the RMD will be treated as an Excess Withdrawal.

At the time a withdrawal is taken, if the total withdrawals in a Rider Year exceed the LWBA, the excess will be considered as an Excess Withdrawal. Excess Withdrawals will proportionally reduce the Benefit Base. The proportional reduction in the Benefit Base is equal to the quotient of (x) divided by the result of subtracting (z) minus (x) from (y):

                  _____x____
                       -
                  (y - (z - x))

                  where:
                  x = Excess Withdrawal amount with respect to LWBA;
                  y = Contract Accumulation Value immediately prior to the
                      withdrawal;
                  z = total amount of the current withdrawal.

A reduction in the Benefit Base will reduce the LWBA. No Excess Withdrawals will be allowed when the Contract's Accumulation Value is zero. If an Excess Withdrawal reduces the LWBA to an amount less than $100, we will pay the Remaining Balance in a lump sum. The rider and its benefits will be terminated.

Step-Up of Benefit Base
On each Contract anniversary during the Withdrawal Phase, we will compare the Contract's Accumulation Value to the Benefit Base. If the Contract's Accumulation Value is greater than the Benefit Base on any anniversary, we will increase the Benefit Base to equal the Contract's Accumulation Value and recalculate the LWBA, which will increase the LWBA.

Additional Premiums
Additional premium payments made during the Withdrawal Phase will:

                                   VA III-27

     1. increase the Contract's Accumulation Value according to the provisions of the Contract; and,
     2.   increase the Benefit Base; and,
     3.   increase the LWBA.
Premium payments made during the Withdrawal Phase may not exceed $100,000 during a Contract Year without our prior approval. Premium payments will not be accepted if the Contract's Accumulation Value is zero.

Guaranteed Phase

If a withdrawal (including an RMD) reduces the Contract's Accumulation Value to zero and at least one Covered Person is still living, the following will apply:
     a.   the monthly rider charge will no longer be deducted; and,
     b. the LWBA will be provided until the death of the last surviving Covered Person under a series of pre-authorized withdrawals according to a frequency selected by the owner, but no less frequently than annually; and,
     c.   no additional premiums will be accepted; and,
     d.   no additional step-ups will occur; and,
     e. any Remaining Balance will not be available for payment in a lump sum and may not be applied to provide payments under an annuity option; and,
     f. the Contract and any other riders will cease to provide any death benefits.

Death Benefit

Upon the death of the last Covered Person, the Beneficiary will select to receive either the Death Benefit as provided by the Contract and other riders, as applicable, or the distribution of the Remaining Balance accomplished through the payment of the LWBA subject to the IRS regulations as relating to RMD until such time that the Remaining Balance is zero.

If the last surviving Covered Person dies and the Contract's Accumulation Value is zero as of the date of death, any Remaining Balance of the Benefit Base will be distributed to the Beneficiary through the payment of the LWBA until such time that the Remaining Balance is zero.

Termination of Rider

Except as otherwise provided under the Continuation of Rider by Surviving Spouse for Single Life Option, the rider will terminate without value on the earliest occurrence of any of the following dates:
     1.   the date of death of the last surviving Covered Person;
     2.   the date there is a change of owner;
     3. the date annuity payments commence under an annuity income option as described in the Contract;
     4. the date an Excess Withdrawal is taken such that the LWBA is less than $100;
     5.   the date any asset allocation requirement is violated;
     6. the date a loan is taken from the Contract, as applicable, during the Accumulation Phase or the Withdrawal Phase;
     7. the date the owner(s) provide us with written notice to terminate either the rider or the Contract.
(For Contracts issued in New York, except as otherwise provided under the Continuation of Rider by Surviving Spouse, this rider, the monthly fee, and every benefit this rider provides will terminate without value on the monthly activity date on which we execute your instruction to:
     1. change ownership or the covered person after moving to the Accumulation or Withdrawal Phases;
     2.   annuitize under an annuity option as described in the Contract;
     3. process an excess withdrawal such that the lifetime withdrawal benefit amount is less than $100;
     4.   violate any investment restriction in any manner;
     5. process a loan from the Contract, as applicable, during the accumulation phase or the withdrawal phase;
     6. terminate either this rider or the Contract according to written notice provided to us by the owner.)
If annuity payments are to commence under number 3 above (item 2 for New York), at the maximum Maturity Date the owner may select one of the following options:
     a. apply the Contract's Accumulation Value under an annuity income option described in the Contract, or

                                   VA III-28

     b. receive periodic annualized payments equal to the LWBA that would otherwise be determined at that time through a life contingent annuity.

                           BENEFITS UNDER THE CONTRACT

               During the Pay-in Period, a death benefit at least
                  equal to the Adjusted Sum of Premium Payments
               will be paid to your Beneficiary upon your death.

Death Benefits

If you are the Annuitant and you die during the Pay-in Period, then a death benefit will be paid to your Beneficiary, but if you are not the Annuitant, and the Annuitant dies during the Pay-in Period, you will be treated as the Annuitant until you name a new Annuitant. If you are not the Annuitant, and you are a trust or corporation or some other entity that is not a living person, and the Annuitant dies during the Pay-in Period, we will pay the death benefit to your designated Beneficiary.

Subject to state insurance law, the death benefit will be the greater of:
     o the Contract's Accumulation Value on the date we receive Due Proof of Death and each of the Beneficiaries' elections or instructions for payment; or
     o    the Adjusted Sum of Premium Payments, determined as follows:
          o as of the day we receive a premium, the sum is increased by the amount of that premium; and
          o as of the day a partial surrender is made, the sum is decreased by the same proportion as the Accumulation Value was decreased by that surrender.

Note that, in a declining market, where the Accumulation Value of your Contract has gone down, any partial surrender may have a magnified effect on the reduction of the death benefit.

Until we receive Due Proof of Death and instructions, in the proper form, from your Beneficiaries, your Contract will remain allocated to the Subaccounts you chose, so the amount of the Death Benefit will reflect the investment performance of those Subaccounts during this period. If your Contract has multiple Beneficiaries, we will calculate and pay each beneficiary's share of the death benefit proceeds when we receive Due Proof of Death and instructions, in proper form, from that Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will continue to fluctuate with the investment performance of the Subaccounts you chose, until each Beneficiary has provided us instructions in the proper form.

In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the Beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all Beneficiary accounts in place at any given time. We will send the Beneficiary a checkbook within 7 days after we receive all the required documents, and the Beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the account.

If your spouse is your sole designated Beneficiary, the Contract will remain allocated to the Subaccounts you chose, even after we receive Due Proof of Death, until your spouse makes an election to either (1) continue the Contract as successor owner or (2) act as a Beneficiary and choose a payment option. If you are holding the Contract in a name other than your own (i.e., as trustee of a trust), or if you designate a trust as your Beneficiary, you should consult a tax adviser concerning how this may affect your spouse's Beneficiary rights under federal tax laws.

If your Beneficiary dies before, at the same time as, or within 30 days after your death, we will treat the Beneficiary's death as though it occurred before yours.

If the Annuitant dies during the Pay-out Period, we will provide the death benefit, if any, contained in the particular annuity benefit option elected. See page 31.


                                   VA III-29

      You select the Maturity Date (when you stop paying premiums and start receiving annuity benefit payments) and may change it
               subsequently by giving us 30 days' written notice.

Annuity Benefit Payments

Maturity Date--You may specify at the time of application the day that annuity benefit payments will commence under the Contract (the "Maturity Date"). You may change your Maturity Date at any time, provided we receive written notice of the change at least 30 days before the previously specified Maturity Date. The Maturity Date must be:
     o at least one month after the Contract Date (thirteen months after in New Jersey and New York);
     o    the first day of a calendar month; and
     o no later than the Annuitant's 95th birthday (particular retirement plans and certain states may apply different standards).

Type of Income Payments--You may specify any proportion of your Contract's Accumulation Value (less premium taxes, if any) to be applied to a variable annuity or a fixed annuity. Variable annuity benefit payments will vary in accordance with the investment experience of the Subaccount(s) you select.

          You select a Fixed or Variable Annuity Benefit Payment option at least 30 days prior to the Maturity Date.

At least 30 days before the Maturity Date, you must select how your Contract's Accumulation Value will be used to provide the monthly annuity benefit payments. If no selection is made, we will provide a fixed annuity with the proceeds of your Accumulation Value at maturity.

If the total Accumulation Value to be applied to an annuity benefit option, in the aggregate, is less than $5,000 ($2,000 in Massachusetts, New York and Texas), we will have the option of paying the Accumulation Value in a lump sum. If the total first monthly payment (combined Fixed and Variable) determined under the annuity benefit option selected, in the aggregate, is less than $50 ($20 in New York), we may change the payment frequency of annuity benefit payments to quarterly, semiannually or annually, or, depending on state law, we may have the option of paying the Accumulation Value in a lump sum.

Variable Annuity Benefit Payments
If you select a variable annuity, the amount of the first monthly annuity benefit payment will be based on your Contract's Investment Option allocation and will be obtained from the appropriate Option Table in your Contract. Subsequent monthly income payments will vary based on the investment experience of the Subaccount(s) used to reserve for the annuity.

Amount of Variable Annuity Benefit Payments--The amount of Variable Annuity Benefit Payments will depend not only upon the investment experience of the Subaccounts you select, but also upon the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the annuity benefit option chosen. We guarantee that the annuity benefit payments:
     o will not be affected by any variation in the actual mortality experience of the Annuitants from what was assumed in determining the amount of the first monthly payment, and
     o will not be affected by the actual amount of expenses we incur in administering the Contract.

Because Variable Annuity Benefit Payments will vary with the investment results of the Subaccounts, the amounts of those payments cannot be predetermined.

                   Fixed annuity benefit payments are based on
                    interest credited at a guaranteed rate.

                                   VA III-30

Fixed Annuity Benefit Payments
If you select a fixed annuity, the amount of the annuity benefit payments will be determined by applying the Accumulation Value you want to apply to a fixed annuity at rates at least as favorable as those in the applicable annuity Option Table, in accordance with the annuity benefit option elected. This will be done at the Maturity Date. The annuity Option Tables contained in your Contract state your minimum interest rate.

We guarantee the amount of Fixed Annuity Benefit Payments. The payment depends on the annuity benefit option elected, the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the amount applied to purchase the fixed annuity.

No transfers may be made with respect to Fixed Annuity Benefit Payments.

      A variety of annuity benefit payment options are available, including ones in which you receive payments for life or for the longer of life or a specified number of years and ones based on a single life or on the joint lives of two people.

Annuity Benefit Payment Options--You may elect a fixed annuity, a variable annuity, or a combination fixed and variable annuity. All of the annuity benefit options listed below (except the alternate annuity option) are available as either fixed or variable annuities.

Up to 30 days before the Maturity Date, you may change the annuity benefit option. If an option is chosen which depends on the continuation of the life of the Annuitant or of a contingent Annuitant, proof of age will be required before annuity benefit payments begin. The annuity benefit options include:


Option 1: Life Annuity--

     o Nonrefund. We will make payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. It is possible under this option that only one payment will be made if the Annuitant dies before a second payment is due, or that only two payments will be made if the Annuitant dies before the third payment, and so forth.

     o 5-Years Certain. We will make payments for at least five years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the five-year period certain.

     o 10-Years Certain. We will make payments for at least 10 years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the 10-year period certain. (This option will apply unless you select a different option.)

     o Installment Refund. We will make payments for a period certain and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the period certain. The number of period certain payments is equal to the amount applied under this option divided by the amount of the first annuity payment; provided, however, that the amount of the final period certain payment shall be multiplied by that part of the answer which is not a whole number.

Option 2: Joint and Survivor Life Annuity--

     o Joint and Survivor Nonrefund. We will make payments during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the last survivor of the Annuitant and contingent Annuitant. It is possible under this option that only one monthly annuity payment will be made if the Annuitant and contingent Annuitant both die before the second payment is made, or that only two payments will be made if they both die before the third payment, and so forth.

     o Joint and Survivor with 10-Year Certain. We will make payments for 10 years and after that during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the survivor of the Annuitant and contingent Annuitant or, if later, the end of the 10-year period certain.

                                   VA III-31

Instead of a settlement in accordance with the annuity benefit options described above, you may choose an alternate type of fixed annuity payment. Such alternate annuity option shall be based on rates at least as favorable as those for fixed-dollar single-premium immediate annuities we are issuing on the Maturity Date. This alternate annuity option may only be elected within 30 days before the Maturity Date.

If the Annuitant dies on or after the Maturity Date, but before annuity benefit payments have been made for a guaranteed period, if any, we will continue payments to the Beneficiary until the rest of the guaranteed payments have been made. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in the annuity Option Table from which the payments were determined) and pay that sum to the estate of the last to die of the Annuitant and the Beneficiary.

                             THE GUARANTEED ACCOUNT

           Interests in the Guaranteed Account are not securities and Union Central is not an investment company.

Premiums allocated to the Guaranteed Account and transfers to the Guaranteed Account become part of our general assets, which support our insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is Union Central registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither Union Central nor any interests in our general assets generally are subject to the provisions of the 1933 or 1940 Acts and it is understood that the SEC staff has not reviewed the disclosures in this prospectus which relate to the fixed portion of the Contract. Disclosures regarding the fixed portion of the Contract and Union Central, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For complete details regarding the fixed portion, see the Contract itself.

General Description

The Guaranteed Account is the value of the Contract that is part of our general assets. You may elect to allocate up to 50% of your premiums to the Guaranteed Account, and you may also transfer values from your Variable Account to the Guaranteed Account, subject to a 30% cap per year as described on page 16. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account, whereas you bear the investment risk for amounts allocated or transferred to your Variable Account. We have sole discretion to invest our general assets, including assets funding the Guaranteed Account, subject to applicable law. Assets in the Guaranteed Account are subject to claims by creditors of the company.

            We guarantee that amounts you allocate to the Guaranteed
                Account will accumulate at a rate of at least the
           guaranteed rate stated in your Contract. We may credit more than the guaranteed rate of interest at our discretion.

Guaranteed Account Accumulations

We guarantee that we will credit interest to the Guaranteed Account at a rate at least equal to the guaranteed rate stated in your Contract. Interest in excess of the guaranteed rate may be used in the calculation of the Guaranteed Account at such increased rates and in such a manner as we may determine. Any interest credited to the Guaranteed Account in excess of the minimum guaranteed rate stated in your Contract will be determined in our sole discretion.

We guarantee that, during the Pay-in Period, the Guaranteed Account of the Contract will be at least equal to:
     o    the total of all net premiums allocated to the Guaranteed Account;
          plus
     o the total of all amounts transferred to the Guaranteed Account from the Variable Account; minus
     o the total of all amounts transferred from the Guaranteed Account to the Variable Account (including the transfer fee); minus
     o the total of any administration and/or Contract fees attributable to the Guaranteed Account; minus

                                   VA III-32

     o the total of all partial surrenders from the Guaranteed Account (including any surrender charge); plus
     o interest accumulated in the Guaranteed Account (the minimum guaranteed interest rate varies according to state law and is stated in your Contract).

            You may surrender all or part of your Guaranteed Account
             during the Pay-in Period, but we may delay paying your
                     surrender proceeds for up to 6 months.

Surrenders

You may surrender all or part of your Guaranteed Account value at any time during the Pay-in Period prior to the death of the Annuitant. We intend to pay surrender requests upon receipt but reserve the right to delay payment of all surrenders from the Guaranteed Account for up to six months. Surrenders from the Guaranteed Account generally are subject to the same provisions that apply to surrenders from the Variable Account, discussed under "Surrenders" on page 22.

    Transfers from the Guaranteed Account to the Variable Account may be made during the Pay-in Period. No more than the greater of 20% of your Guaranteed
   Account (as of the first day of the Contract Year) or $1,000, whichever is greater, may be so transferred in a Contract Year.

Transfers

Amounts may be transferred from the Guaranteed Account and Subaccounts, at any time during the Pay-in Period, and from the Subaccounts to the Guaranteed Account at any time during the Pay-in Period, after the first Contract Year. During the Pay-in Period, beginning with the second Contract Year, you may transfer up to 20% of the value of your Guaranteed Account (as of the first day of the Contract Year), or $1,000, whichever is greater, to one or more Subaccounts each Contract Year. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

                                 GENERAL MATTERS

                 You designate a Beneficiary to receive benefits
                    upon your death during the Pay-In Period
            or the death of the Annuitant during the Pay-Out Period.

Designation of Beneficiary

The Beneficiary is the person (or persons) you designate as such in your application and is the person to whom benefits will be paid during the Pay-In Period upon your death, or the Annuitant's, if you are an Owner in the form of a trust or a corporation, or any other form than a living person. During the Pay-Out Period, the Beneficiary is the person to whom any remaining benefits will be paid upon the death of the Annuitant. Subject to the terms of any existing assignment or the rights of any irrevocable Beneficiary, you may change the Beneficiary by providing us with written notice. Any change will be effective at the time you signed it. We will not, however, be liable as to any payment or settlement made prior to receiving the written notice. If the named Beneficiary is irrevocable you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interest, they will share equally.

If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Contract application or subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.

If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Contract will terminate, or to continue the Contract in force with the spouse as Owner. The surviving spouse may not continue the Guaranteed Lifetime Withdrawal Benefit rider when the single life option was selected and the Contract was issued under an Internal Revenue Code Section 401, 403(b), or 457 qualified plan.

If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

                                   VA III-33

              In the first 10 days after you receive your Contract,
                   you may return it and receive a refund from which surrender charges are not deducted.

10-Day Right to Examine Contract

If you are not satisfied with the Contract, you may void it by returning it to us or our agent from which it was purchased within 10 days of receipt, or longer where required by state law. You will then receive a full refund of the Contract's Accumulation Value; however, where required by certain states, or if your Contract was issued as an Individual Retirement Account ("IRA"), you will receive the premium paid.

Contract Owner's Inquiry

You may make inquiries concerning your Contract by calling us at (800) 319-6902, or writing c/o Annuity Administration, P.O. Box 40888, Cincinnati, Ohio 45240.

Contract Owner's Reports

Each calendar year quarter you will receive a report at your last known address showing the following information, as of the end of the current report period:
Accumulation Value; Cash Surrender Value; amount of interest credited to the Guaranteed Account; change in value of the Variable Account; premiums paid since the last report; partial cash surrenders; expense charges; and any other information required by law. You will also receive an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated Accumulation Value. In addition, when you pay premium payments, or if you transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions. Confirmations of certain automated transactions will be included in the quarterly statement you receive. These include transactions such as applications of automatic premium payments, portfolio rebalancing, dollar cost averaging, and interest sweeps.

Please review your confirmations and quarterly statements carefully. If you find an error, please report it to us within 30 days of your receipt of the confirmation or statement.

                           FEDERAL INCOME TAX MATTERS

This discussion of how federal income tax laws may affect investment in your variable annuity is based on our understanding of current laws as interpreted by the Internal Revenue Service ("IRS"). It is NOT intended as tax advice. All information is subject to change without notice. We make no attempt to review any state or local laws, or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions.

You should consult a competent tax adviser to learn how tax laws apply to your annuity interests.

Section 72 of the Internal Revenue Code of 1986, as amended, (the "Code") governs taxation of annuities in general and Code Section 817 provides rules regarding the tax treatment of variable annuities. Other Code sections may also impact taxation of your variable annuity investment and/or earnings.

Tax Deferrals During Accumulation Period
An important feature of variable annuities is tax-deferred treatment of earnings during the accumulation phase. An individual owner is not taxed on increases in the value of a Contract until a withdrawal occurs, either in the form of a non-periodic payment or as annuity payments under the settlement option selected.

Taxation of Withdrawals
Withdrawals are included in gross income to the extent of any allocable income. Any amount in excess of the investment in the Contract is allocable to income. Accordingly, withdrawals are treated as coming first from the earnings, then, only after the income portion is exhausted, as coming from principal.

If you make a withdrawal, not only is the income portion of such a distribution subject to federal income taxation, but a 10% penalty may apply. However, the penalty does not apply to distributions:

                                   VA III-34

     o    after the taxpayer reaches age 59 1/2;
     o    upon the death of the owner;
     o    if the taxpayer is defined as totally disabled;
     o as periodic withdrawals that are a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the Beneficiary;
     o    under an immediate annuity; or
     o    under certain other limited circumstances.

Taxation of Annuity Payments
Earnings from a variable annuity are taxable only upon withdrawal and are treated as ordinary income. Generally, the Code provides for the return of your investment in an annuity Contract in equal tax-free amounts over the annuity payout period. Fixed annuity payment amounts may be excluded from taxable income based on the ratio of the investment in the Contract to the total expected value of annuity payments. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The balance of each payment is taxable income. After you recover your investment in the Contract, any payment you receive is fully taxable. (If a variable payment is less than the excludable amount you should contact your tax adviser to determine how to report any investment not recovered.) The taxable portion of any annuity payment is taxed at ordinary income tax rates.

Taxation of Death Proceeds
A death benefit paid under the Contract is taxable income to the Beneficiary. The rules on taxation of an annuity apply. Estate taxes may also apply to your estate, even if all or a portion of the benefit is subject to federal income taxes. To be treated as an annuity, a Contract must provide that: (1) if an Owner dies: (a) on or after the annuity starting date, and (b) before the entire interest in the Contract is distributed, the balance will be distributed at least as rapidly as under the method being used at the date of death, and (2) if the Owner dies before the annuity starting date, the entire interest must be distributed within five years of death. However, if an individual is designated as beneficiary, they may take distribution over their life expectancy. If distributed in a lump sum, the death benefit amount is taxed in the same manner as a full withdrawal. If the Beneficiary is the surviving spouse of the owner, it is possible to continue deferring taxes on the accrued and future income of the Contract until payments are made to the surviving spouse.

Tax Treatment of Assignments and Transfers
An assignment or pledge of an annuity Contract is treated as a withdrawal. Also, the Code (particularly for tax-qualified plans) and ERISA in some circumstances prohibit such transactions, subjecting them to income tax penalties and additional excise tax. Therefore, you should consult a competent tax adviser if you wish to assign or pledge your Contract.

Tax Treatments by Type of Owner
A Contract held by an entity other than a natural person, such as a corporation, estate or trust, usually is not treated as an annuity for federal income tax purposes unless annuity payments start within a year. The income on such a Contract is taxable in the year received or accrued by the owner. However, this rule does not apply if the owner is acting as an agent for an individual or is an estate that acquired the Contract as a result of the death of the decedent. Nor does it apply if the Contract is held by certain qualified plans, is held pursuant to a qualified funding trust (structured settlement plan), or if an employer purchased the Contract under a terminated qualified plan. You should consult your tax adviser before purchasing a Contract to be owned by a non-natural person.

Annuity Used to Fund Qualified Plan

The Contract is designed for use with various qualified plans, including:
     o    Tax Sheltered Annuities, Code Section 403(b);
     o    Individual Retirement Annuities (IRAs), Code Section 408(b);
     o    Simplified Employee Pension (SEP IRA), Code Section 408(k);
     o Savings Incentive Match Plans for Employees (SIMPLE IRA), Code Section 408(p); and
     o    Roth IRAs, Code Section 408A.

The Contract will not provide additional tax deferral benefits if it is used to fund a qualified plan. However, Contract features and benefits other than tax deferral may make it an appropriate investment for a qualified plan.

                                   VA III-35

You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity. Tax rules for qualified plans are very complex and vary according to the type and terms of the plan, as well as individual facts and circumstances. Each purchaser should obtain advice from a competent tax adviser prior to purchasing a Contract issued under a qualified plan.

The Company reserves the right to limit the availability of the Contract for use with any of the plans listed above or to modify the Contract to conform to tax requirements. Some retirement plans are subject to requirements that we have not incorporated into our administrative procedures. Unless we specifically consent, we are not bound by plan requirements to the extent that they conflict with the terms of the Contract.

On July 26, 2007, the Internal Revenue Service ("IRS") published new regulations for tax sheltered annuity contracts under Internal Revenue Code Section 403(b). While most of these provisions became effective January 1, 2009, the new regulations on tax-free exchanges of contracts became effective September 24, 2007. The new 403(b) regulations allow for the exchange of annuity contracts if the plan sponsor (employer) and the contract provider (insurance company) agree to share certain information. This contrasts with prior rules, when a contract owner (employee) and the insurer(s) could complete an exchange without directly involving the plan sponsor.

Therefore, Union Central is suspending 403(b) exchanges (both incoming and outgoing) and 403(b) trustee-to-trustee transfers of Contracts until we have an information sharing agreement with the 403(b) plan sponsors that is consistent with the new regulations. We will follow the IRS Regulations to help assure that the steps we and your plan sponsors take will maintain the tax-deferred nature of your 403(b) contract. If you must discontinue your 403(b) annuity while exchanges are suspended, you may submit paperwork to initiate a withdrawal or a rollover to an IRA or to another qualified plan, if a distributable event has occurred (such as attainment of age 59 1/2, severance from employment, death, disability, or qualified reservist distribution and circumstances allow). Our service center is available to assist you with any of your contract needs.

Tax Impact on Account Value
Certain Contract credits are treated as taxable "earnings" and not "investments" for tax purposes. Taxable earnings are considered paid out first, followed by the return of your premiums (investment amounts). In addition, taxation order generally considers the last premium withdrawn first ("last-in, first-out").

                 TEXAS OPTIONAL RETIREMENT PROGRAM RESTRICTIONS

Section 36.105 of the Texas Education Code permits participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity Contract issued under the ORP only upon:
     o termination of employment in the Texas public institutions of higher education,
     o    retirement, or
     o    death.
Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer before the Contract can be surrendered.

                      We pay brokers to sell the Contracts.

                          DISTRIBUTION OF THE CONTRACTS

Ameritas Investment Corp. ("AIC"), whose principal business address is 5900 "O" Street, Lincoln, Nebraska, is the principal underwriter for the Contracts. Carillon Investments, Inc. ("CII"), formerly the principal underwriter for the Contracts, was merged into AIC in 2006. CII was and AIC continues to be an affiliate of Union Central. AIC is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. We will pay an amount no more than 5% of premiums received during the first year of the Contract to a registered representative, based on which commission option is selected by the registered representative or his or her broker-dealer. You will find more information about the commission options available to registered representatives in the Statement of Additional Information. When the surrender charges are reduced, the amount paid to registered representatives will be less than 5% of premiums. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances.

                                   VA III-36

From time to time, we may pay or permit other promotional incentives, in cash or production credit or other compensation. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise. We may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products.

We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to our affiliates or us. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $5,000 to $25,000) and marketing support allowances may change from time to time, but in calendar year 2008 the list included the following firms: Cambridge Investment Research, Inc., Commonwealth Financial Network, Harbour Investment, Inc., Investacorp, Inc., Investors Capital Corp., LPL Financial Services, and Sigma Financial Corporation. Any additional compensation is paid out of our own assets and will not result in any direct charge to you.

AIC receives fees in the form of 12b-1 fees. The following Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows Funds to pay fees out of Fund assets attributable to class 12b-1 shares to those who sell and distribute Fund shares. AIC receives 0.25% from FTVIPT Templeton Growth Securities Fund, Class 2, 0.25% from Seligman Communications and Information Portfolio (Class 2), and 0.19% from Seligman Small-Cap Value Portfolio (Class 2). In addition to 12b-1 fees, we receive from some of our participating investment advisers annual revenue sharing of between 0.05% and 0.25% of subaccount assets for providing various shareholder support and marketing services.

                    You instruct us how to vote Fund shares.

                                  VOTING RIGHTS

To the extent required by law, we will vote the Portfolio shares held by Carillon Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of Carillon Account. However, if legal requirements should change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

The number of votes which a person has the right to instruct will be calculated separately for each Subaccount. During the Pay-in Period, the number of votes for which you have a right to give instructions will be determined by dividing your Contract's Accumulation Value attributable to a Subaccount by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the Annuitant has the voting interest. The number of votes during the Pay-out Period will be determined by dividing the reserve for that Contract held in a Subaccount by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the votes attributable to a Contract decrease as the reserves underlying the Contract decrease. In determining the number of votes, fractional shares will be recognized. Voting instructions will be solicited prior to a Fund's shareholder meeting. We will vote Fund shares held in Carillon Account as to which we receive no timely instructions in proportion to the voting instructions received. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

                              FINANCIAL STATEMENTS

Financial statements of Carillon Account and Union Central are included in the SAI which may be obtained without charge by writing us at: P.O. Box 40409, Cincinnati, Ohio 45240-0409 or telephoning us at: 1-800-319-6902.

                                   VA III-37

                                LEGAL PROCEEDINGS

No litigation is pending that would have a material effect upon the Variable Account, or that is material in relation to our total assets or the obligations of our principal underwriter.

                                      IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. Our membership in IMSA applies to us only and not to our products or affiliates.


                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY..............................................2
OTHER INFORMATION............................................................2
SERVICES.....................................................................2
DISTRIBUTION OF CONTRACTS....................................................2
CALCULATION OF PERFORMANCE...................................................3
DETERMINATION OF ANNUITY PAYMENTS............................................5
MISCELLANEOUS CONTRACT PROVISIONS............................................5
MORNINGSTAR(R) ASSET ALLOCATOR ASSET ALLOCATION PROGRAM
OFFERED THROUGH AMERITAS INVESTMENT CORP. ("AIC")............................6
CUSTODY OF CARILLON ACCOUNT'S ASSETS.........................................7
INDEPENDENT AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS......7
FINANCIAL STATEMENTS OF CARILLON ACCOUNT AND OF UNION CENTRAL (following Page 7)


                                   VA III-38

                      APPENDIX A - ACCUMULATION UNIT VALUES
                 (for a unit outstanding throughout the period)
                            Period ended December 31,

   The following table shows Accumulation Unit values at the beginning and end of the periods indicated as well as the number of Accumulation Units outstanding for each Subaccount variable investment option portfolio as of the end of the periods indicated. The financial statements of the Subaccounts can be found in the Statement of Additional Information. (See the last page to learn how to get a copy of the Statement of Additional Information.)

   --------------------------------------------------------------- ----------- -------------------- ----------------
   FUND                                                                              Number of
   Subaccount Name                                                                 Accumulation       Accumulation
                                                                       Year            Units           Unit Value
                                                                                   outstanding,
                                                                                   end of period
   --------------------------------------------------------------- ----------- -------------------- ----------------
   AIM VARIABLE INSURANCE FUNDS
   --------------------------------------------------------------- ----------- -------------------- ----------------
   AIM V.I. Basic Value Fund, Series I (1)                              2008               24,594            $6.11
                                                                        2007               22,655           $12.89
                                                                        2006               11,902           $12.92
                                                                        2005                2,204           $11.61
                                                                        2004                  449           $11.17
   --------------------------------------------------------------- ----------- -------------------- ----------------
   AIM V.I. Capital Appreciation Fund, Series I (1)                     2008               40.884            $7.68
                                                                        2007               43,979           $13.59
                                                                        2006               38,248           $12.34
                                                                        2005               22,088           $11.81
                                                                        2004                3,548           $11.04
   -------------------------------------------------------------- ------------ -------------------- ----------------
   AIM V.I. Global Real Estate Fund, Series I (05/01/2009)              2008                   NA
   -------------------------------------------------------------- ------------ -------------------- ----------------
   AIM V.I. International Growth Fund, Series I (3)                     2008                5,398            $6.24
   -------------------------------------------------------------- ------------ -------------------- ----------------
   THE ALGER AMERICAN FUND
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Alger American Capital Appreciation Portfolio, Class O (1)           2008               27,863           $10.55
                                                                        2007               26,331           $19.57
                                                                        2006               14,688           $14.92
                                                                        2005                5,266           $12.72
                                                                        2004                    0           $11.31
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Alger American MidCap Growth Portfolio, Class O (1)                  2008              147,047            $7.17
                                                                        2007               76,632           $17.51
                                                                        2006               36,801           $13.55
                                                                        2005               22,909           $12.51
                                                                        2004                    0           $11.59
   --------------------------------------------------------------- ----------- -------------------- ----------------
   AMERICAN CENTURY INVESTMENTS
   --------------------------------------------------------------- ----------- -------------------- ----------------
   American Century VP Income & Growth Fund, Class I (1)                2008               33,763            $8.19
                                                                        2007               24,434           $12.75
                                                                        2006               22,855           $12.98
                                                                        2005               14,066           $11.28
                                                                        2004                7,076           $10.97
   --------------------------------------------------------------- ----------- -------------------- ----------------
   American Century VP International Fund, Class I (1)                  2008               34,919            $9.71
                                                                        2007               31,342           $17.91
                                                                        2006               27,986           $15.44
                                                                        2005               15,831           $12.56
                                                                        2004                  447           $11.29
   --------------------------------------------------------------- ----------- -------------------- ----------------
   American Century VP Mid Cap Value Fund, Class I (3)                  2008               91,064            $7.61
   --------------------------------------------------------------- ----------- -------------------- ----------------
   American Century VP Value Fund, Class I (1)                          2008               65,968            $8.94
                                                                        2007               78,016           $12.42
                                                                        2006               46,718           $13.32
                                                                        2005               30,319           $11.42
                                                                        2004                5,160           $11.06
   --------------------------------------------------------------- ----------- -------------------- ----------------
   CALVERT VARIABLE SERIES, INC.
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Ameritas Core Strategies Portfolio (2)                               2008              524,932            $5.88
                                                                        2007               81,423           $10.04
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Ameritas Small Company Equity Portfolio (05/01/2009)                 2008                   NA
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Income Portfolio (2)                                                 2008              605,746            $8.84
                                                                        2007                    0           $10.18
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Social Equity Portfolio (3)                                          2008                    0                0
   --------------------------------------------------------------- ----------- -------------------- ----------------
   DWS VARIABLE SERIES I
   --------------------------------------------------------------- ----------- -------------------- ----------------
   DWS Capital Growth VIP Portfolio, Class A (1)                        2008               23,570            $9.03
                                                                        2007               13,428           $13.70
                                                                        2006               11,525           $12.39
                                                                        2005                6,396           $11.61
                                                                        2004                    0           $10.84
   --------------------------------------------------------------- ----------- -------------------- ----------------

                                   VA III-39

   --------------------------------------------------------------- ----------- -------------------- ----------------
   DWS VARIABLE SERIES II
   --------------------------------------------------------------- ----------- -------------------- ----------------
   DWS Dreman Small Mid Cap Value VIP Portfolio, Class A (3)            2008               82,405            $7.00
   --------------------------------------------------------------- ----------- -------------------- ----------------
   DWS Global Thematic VIP Portfolio, Class A (3)                       2008                    0                0
   --------------------------------------------------------------- ----------- -------------------- ----------------
   DWS Money Market VIP Portfolio, Class A (1)                          2008              481,662           $10.80
                                                                        2007              199,818           $10.71
                                                                        2006              111,544           $10.38
                                                                        2005              108,769           $10.09
                                                                        2004                1,648           $10.00
   --------------------------------------------------------------- ----------- -------------------- ----------------
   FIDELITY(R) VARIABLE INSURANCE PRODUCTS
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Fidelity(R) VIP Contrafund(R) Portfolio, Service Class 2 (2)         2008               26,744            $6.22
                                                                        2007               74,645           $11.05
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Fidelity(R) VIP Equity-Income Portfolio, Service Class 2 (2)         2008              106,516            $5.32
                                                                        2007               64,194            $9.47
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Fidelity(R) VIP High Income Portfolio, Service Class 2 (2)           2008              214,453            $7.19
                                                                        2007               18,741            $9.78
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Fidelity(R) VIP Mid Cap Portfolio, Service Class 2 (05/01/2009)      2008                   NA
   --------------------------------------------------------------- ----------- -------------------- ----------------
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Templeton Growth Securities Fund, Class 2 (1)                        2008               17,585            $8.11
                                                                        2007               21,194           $14.31
                                                                        2006               19,851           $14.23
                                                                        2005               11,710           $11.88
                                                                        2004                  527           $11.11
   --------------------------------------------------------------- ----------- -------------------- ----------------
   MFS(R) VARIABLE INSURANCE TRUST(SM)
   --------------------------------------------------------------- ----------- -------------------- ----------------
   MFS(R) VIT High Income Series, Initial Class (1)                     2008               73,570            $7.86
                                                                        2007               77,011           $11.19
                                                                        2006               57,328           $11.19
                                                                        2005               31,782           $10.31
                                                                        2004               10,292           $10.27
   --------------------------------------------------------------- ----------- -------------------- ----------------
   MFS(R) VIT New Discovery Series, Initial Class (1)                   2008               51,293            $7.97
                                                                        2007               51,690           $13.37
                                                                        2006               39,172           $13.27
                                                                        2005               20,131           $11.93
                                                                        2004                  718           $11.53
   --------------------------------------------------------------- ----------- -------------------- ----------------
   MFS(R) VIT Research International Series, Initial Class (3)          2008              449,331            $5.86
   --------------------------------------------------------------- ----------- -------------------- ----------------
   MFS(R) VIT Total Return Series, Initial Class (1)                    2008               31,509            $9.27
                                                                        2007               36,104           $12.11
                                                                        2006               31,854           $11.83
                                                                        2005               31,650           $10.76
                                                                        2004                  376           $10.64
   --------------------------------------------------------------- ----------- -------------------- ----------------
   MFS(R) VIT Utilities Series, Initial Class (3)                       2008                  639            $6.33
   --------------------------------------------------------------- ----------- -------------------- ----------------
   NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Neuberger Berman AMT Regency Portfolio, Class I (3)                  2008                    0                0
   --------------------------------------------------------------- ----------- -------------------- ----------------
   OPPENHEIMER VARIABLE ACCOUNT FUNDS
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Oppenheimer Capital Appreciation Fund/VA, Non-Service Shares (1)     2008               12,152            $7.14
                                                                        2007               11,155           $13.34
                                                                        2006                6,991           $11.89
                                                                        2005                2,109           $11.21
                                                                        2004                    0           $10.85
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Oppenheimer Global Securities Fund/VA, Non-Service Shares (1)        2008               46,568            $9.20
                                                                        2007               49,445           $15.65
                                                                        2006               45,348           $14.98
                                                                        2005               23,042           $12.95
                                                                        2004                2,449           $11.53
   --------------------------------------------------------------- ----------- -------------------- ----------------
   PIMCO VARIABLE INSURANCE TRUST
   --------------------------------------------------------------- ----------- -------------------- ----------------
   PIMCO Total Return Portfolio, Administrative Class (05/01/2009)      2008                   NA
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Oppenheimer Main Street(R) Fund/VA, Non-Service Shares (1)           2008               20,745            $7.96
                                                                        2007               24,862           $13.16
                                                                        2006               20,223           $12.83
                                                                        2005               10,234           $11.35
                                                                        2004                  866           $10.89
   --------------------------------------------------------------- ----------- -------------------- ----------------
   SELIGMAN PORTFOLIOS, INC.
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Seligman Communications and Information Portfolio, Class 2 (1)       2008                6,715           $10.48
                                                                        2007                8,221           $16.77
                                                                        2006                6,396           $14.82
                                                                        2005                2,216           $12.36
                                                                        2004                  499           $11.70
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Seligman Smaller-Cap Value Portfolio, Class 2 (1)                    2008               64,791            $7.86
                                                                        2007               73,893           $13.24
                                                                        2006               69,040           $12.96
                                                                        2005               40,263           $10.90
                                                                        2004               12,464           $11.57
   --------------------------------------------------------------- ----------- -------------------- ----------------

                                   VA III-40

   --------------------------------------------------------------- ----------- -------------------- ----------------
   SUMMIT MUTUAL FUNDS, INC., SUMMIT PINNACLE SERIES
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Balanced Index Portfolio (1)                                  2008               12,447            $9.46
                                                                        2007               10,302           $12.27
                                                                        2006               10,419           $11.67
                                                                        2005                3,432           $10.69
                                                                        2004                    0           $10.56
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit EAFE International Index Portfolio (1)                        2008              107,010            $9.38
                                                                        2007              109,923           $16.65
                                                                        2006               54,985           $15.39
                                                                        2005               20,769           $12.47
                                                                        2004                  844           $11.27
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Inflation Protected Plus Portfolio (3)                        2008               85,192            $9.40
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Barclays Capital Aggregate Bond Index Portfolio (1)           2008              100,691           $11.23
                                                                        2007               66,713           $10.72
                                                                        2006               43,231           $10.16
                                                                        2005               22,510            $9.97
                                                                        2004                1,727            $9.99
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Lifestyle ETF Market Strategy Aggressive Portfolio (3)        2008                3,965            $7.33
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Lifestyle ETF Market Strategy Conservative Portfolio (3)      2008                1,721            $8.61
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Lifestyle ETF Market Strategy Target Portfolio (3)            2008                2,304            $7.57
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit NASDAQ-100 Index Portfolio (1)                                2008               33,103            $7.83
                                                                        2007               21,487           $13.72
                                                                        2006                9,784           $11.78
                                                                        2005                7,066           $11.23
                                                                        2004                1,418           $11.29
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Natural Resources Portfolio (2)                               2008               27,142            $6.66
                                                                        2007                1,143           $11.30
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Russell 2000 Small Cap Index Portfolio (1)                    2008               130,900            $8.41
                                                                        2007               121,823           $12.96
                                                                        2006               111,119           $13.49
                                                                        2005                76,085           $11.67
                                                                        2004                 5,805           $11.41
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit S&P 500 Index Portfolio (1)                                   2008               217,086            $8.13
                                                                        2007               197,994           $13.15
                                                                        2006               169,181           $12.73
                                                                        2005               123,875           $11.23
                                                                        2004                13,391           $10.93
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit S&P MidCap 400 Index Portfolio (1)                            2008               195,560            $8.82
                                                                        2007               204,482           $14.16
                                                                        2006               180,018           $13.42
                                                                        2005               114,725           $12.44
                                                                        2004                16,965           $11.31
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Summit Zenith Portfolio (1)                                          2008               445,975            $8.24
                                                                        2007                85,327           $13.86
                                                                        2006                78,912           $13.91
                                                                        2005                37,135           $11.50
                                                                        2004                 5,496           $10.94
   --------------------------------------------------------------- ----------- -------------------- ----------------
   T. ROWE PRICE EQUITY SERIES, INC.
   --------------------------------------------------------------- ----------- -------------------- ----------------
   T. Rowe Price Blue Chip Growth Portfolio-II (3)                      2008               416,665            $6.11
   --------------------------------------------------------------- ----------- -------------------- ----------------
   THIRD AVENUE VARIABLE SERIES TRUST
   --------------------------------------------------------------- ----------- -------------------- ----------------
   Third Avenue Value Portfolio (2)                                     2008               118,695            $4.86
                                                                        2007                28,404            $8.79
   --------------------------------------------------------------- ----------- -------------------- ----------------
   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   --------------------------------------------------------------- ----------- -------------------- ----------------
   UIF Core Plus Fixed Income Portfolio, Class I (1)                    2008                80,081            $9.59
                                                                        2007               163,550           $10.87
                                                                        2006                88,534           $10.48
                                                                        2005                47,458           $10.28
                                                                        2004                10,406           $10.04
   --------------------------------------------------------------- ----------- -------------------- ----------------
   UIF Emerging Markets Equity Portfolio, Class I (3)                   2008               139,384            $4.60
   --------------------------------------------------------------- ----------- -------------------- ----------------
   UIF U. S. Real Estate Portfolio, Class I (1)                         2008               130,892            $8.71
                                                                        2007                76,132           $14.28
                                                                        2006                79,832           $17.52
                                                                        2005                65,506           $12.91
                                                                        2004                 5,064           $11.23
   --------------------------------------------------------------- ----------- -------------------- ----------------

1 Commencement of operations was October 18, 2004, with a beginning Accumulation Unit value of $10.00.
2 Commencement of operations was May 1, 2007, with a beginning Accumulation Unit value of $10.00.
3 Commencement of operations was May 1, 2008, with a beginning Accumulation Unit value of $10.00.
4 Commencement of operations was May 1, 2009, with a beginning Accumulation Unit value of $10.00.

                                   VA III-41

                      APPENDIX B - IRA DISCLOSURE STATEMENT

The Internal Revenue Service (IRS) requires us to provide you this disclosure statement. This Disclosure Statement explains the rules governing your Individual Retirement Account (IRA). The disclosure reflects our current understanding of the law, but for personal tax advice you should consult a lawyer or other licensed tax expert to learn how the applicable tax laws apply to your situation. This Disclosure Summary is NOT intended as, nor does it constitute, legal or tax advice. For further information about IRAs, contact any district office of the IRS, or consult IRS Publication 590: Individual Retirement Arrangements.

If you have any questions about your Contract, please contact us at the address and telephone number shown below.

YOUR RIGHT TO CANCEL

You may cancel your IRA within seven days after the date you receive this disclosure statement. To revoke your plan and receive a refund for the amount paid for your IRA, you must send a signed and dated written notice to cancel your Contract no later than the seventh day after issuance to us at:
                    The Union Central Life Insurance Company
                               1876 Waycross Road
                             Cincinnati, Ohio 45240
                             Telephone: 513-595-2728
                    8:15 a.m.- 4:30 p.m. (Eastern Time Zone)


Your revocation will be effective on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid. After seven days following receipt of this Disclosure Statement, or longer if required by state law, you cannot cancel.

PROVISIONS OF IRA LAW

This disclosure is applicable when our variable annuity Contract is used for a

Regular IRA, Spousal IRA, Rollover IRA, or a Roth IRA. Additionally, this disclosure provides basic information for when our variable annuity Contract is used for a Simplified Employee Pension (SEP)-IRA, or Savings Incentive Match Plan for Employees (SIMPLE)-IRA. A separate Contract must be purchased for each individual under each arrangement/plan. While Internal Revenue Code ("IRC") provisions for IRAs are similar for all such arrangements/plans, certain differences are set forth below.

REGULAR IRA
Eligibility
You are eligible to establish a Regular IRA if you are younger than age 70

1/2 and if, at any time during the year, you are an employee or self-employed and receive compensation or earned income that is includible in your gross income. Your spouse may also establish a "spousal IRA" that you may contribute to out of your compensation or earned income for any year before the year in which your spouse reaches age 70 1/2. To contribute to a spousal IRA, you and your spouse must file a joint tax return for the taxable year.

Additionally, regardless of your age, you may transfer funds from another IRA or certain qualified plans to a "Rollover IRA", which is described below.

Annual Contribution Limits

You may make annual contributions to a Regular IRA of up to the Annual Contribution Limit ($3,000 for 2004, $4,000 for 2005 through 2007, and $5,000 in 2008 and 2009), or 100% of your earned income or compensation, whichever is less. If you are age 50 (age 60 in New York) or older, the Annual Contribution Limits are increased by $500 per year through 2005 and $1,000 per year thereafter, so long as your earned income or compensation is greater than the Annual Contribution Limit. Beginning after 2009, the Annual Contribution Limits will be increased by the IRS to reflect inflation.

If you and your spouse both work and have compensation that is includible in your gross income, each of you can annually contribute to a separate Regular

IRA up to the lesser of the Annual Contribution Limit or 100% of your compensation or earned income. However, if one spouse earns less than the Annual Contribution limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal IRA. The total contributions to both IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

                                   VA III-42

The combined limit on contributions to both Regular and Roth IRAs for a single calendar year for you may not exceed the Annual Contribution Limit (or twice the Annual Contribution Limit for a couple filing jointly).

Distributions from another IRA or certain other qualified plans may be "rolled over" into a Regular IRA and such rollover contributions are not limited by this annual maximum.

Contributions must be made by the due date, not including extensions, for filing your tax return. A contribution made between January 1 and the filing due date for your return must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

The amount of permissible contributions may or may not be tax-deductible depending on whether you are an active participant in an employer sponsored retirement plan and whether your adjusted gross income ("AGI") is above the phase-out level.

Deductibility of Contributions
Contributions made for the tax year are fully deductible if neither you nor your spouse (if married) is an active participant in an employer-sponsored retirement plan (including qualified pension, profit sharing, stock bonus, 401(k), or 403(b) plans, SEP plans, SIMPLE IRA, SIMPLE 401(k) plans, and certain governmental plans for any part of such year.

If you are an active participant in an employer sponsored retirement plan you may make deductible contributions if your Adjusted Gross Income (AGI) is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phaseout range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

Active participants with income above the phaseout range are not entitled to an IRA deduction. The phaseout limits are scheduled to increase as follows:


                        Married Filing Jointly       Single/Head of Household
                        ----------------------       ------------------------
           Year                  AGI                          AGI
           ----
           2004           $65,000 - $  75,000          $45,000 - $55,000
           2005           $70,000 - $  80,000          $50,000 - $60,000
           2006           $75,000 - $  85,000          $50,000 - $60,000
           2007           $80,000 - $ 100,000          $50,000 - $60,000

           2008           $85,000 - $ 105,000          $53,000 - $63,000
           2009           $89,000 - $ 109,000          $55,000 - $65,000

If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $166,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $166,000 and $176,000.

Even if you will not be able to deduct the full amount of your Regular IRA contribution, you can still contribute up to the Annual Contribution Limit with all or part of the contribution being non-deductible. The combined total must not exceed your Annual Contribution Limit. Any earnings on all your Regular
IRA contributions accumulate tax-free until you withdraw them.

Excess Contributions
If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Regular IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:
     You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made. Any earnings so distributed will be taxable in the year for which the contribution was made.
     If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Distributions From Your Regular IRA During Your Life
You may take distributions from your Regular IRA at any time. However, there is a 10% premature distribution tax on the amount includible in your gross income distributed prior to you attaining age 59 1/2, unless: (1) the distribution is made to a Beneficiary on or after the owner's death; (2) distribution is made because of your death or permanent disability; (3) the distribution is part of a series of substantially equal periodic payments (made at least annually) that do not exceed your life expectancy or the life expectancy of you and your designated Beneficiary; (4) the distribution is made for medical expenses

                                   VA III-43
which exceed 7.5% of your adjusted gross income; (5) the distribution is made to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) the distribution is made for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; (7) the distribution is made for the qualified first-time home buyer expenses (up to a lifetime maximum of $10,000) incurred by you or your spouse or a child, grandchild, parent or grandparent of you or your spouse; or (8) distributions to satisfy a levy issued by the IRS. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty.

When you reach age 70 1/2 you must elect to receive Required Minimum Distributions (RMD) no later than April 1 following the year in which you reach age 70 1/2 whether or not you have retired (Required Distribution Date). There is a minimum amount which you must withdraw by the Required Distribution Date and by each December 31 thereafter. We can provide the RMD amount for you, if you request us to make the calculation. Your own tax or financial advisor may calculate the amount of your minimum distribution each year to make sure this requirement is met coordinating it with other IRAs you may own. Failure to take the RMD could result in an additional tax of 50% of the amount not taken.

Distributions From Your Regular IRA After Your Death
If you die before all the funds in your Regular IRA have been distributed, the remaining funds will be distributed to your designated Beneficiary as required below and as selected by such Beneficiary.*

If you die before the Required Distribution Date, your designated Beneficiary must withdraw the funds remaining as follows: 1) distributed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs; or 2) distributed over the life or life expectancy of the named Beneficiary and must begin on or before December 31 of the calendar year following the year of your death. However, if the named Beneficiary is your spouse; payments must begin before December 31 of the calendar year in which you would have reached age 70 1/2. If you did not designate a proper Beneficiary, the funds remaining shall be distributed within five years after your death.

If you die after Required Minimum Distribution payments have begun, your designated Beneficiary must select to have the remaining amount of your Regular IRA distributed over the longer of 1) the Beneficiary's life expectancy or 2) your remaining life expectancy beginning no later than December 31 of the calendar year following the year of your death. If you do not designate a proper Beneficiary, your interest is distributed over your remaining life expectancy.

Your surviving spouse, if the sole Beneficiary, may elect to treat your Regular IRA as his or her own Regular IRA.*

Tax Consequences
Amounts paid to you or your Beneficiary from your Regular IRA are taxable as ordinary income, except that you recover your nondeductible Regular IRA contributions tax-free.

If a minimum distribution is not made from your IRA for a tax year in which it is required, the excess of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

Tax-Free Rollovers
Under certain circumstances, you, your spouse, or your former spouse (pursuant to a qualified domestic relations order) may roll over all or a portion of your distribution from another Regular IRA, a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, governmental 457 plan, SEP plan or SIMPLE plan into a Regular IRA. Such an event is called a Rollover and is a method for accomplishing continued tax deferral on otherwise taxable distributions from said plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

There are two ways to make a Rollover to your IRA:
1. Participant Rollovers are accomplished by contributing part or all of the eligible distribution (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. Participant Rollover amounts are subject to a mandatory 20% federal income tax withholding except Participant Rollovers from another Regular IRA.
Regular IRA to Regular IRA Rollovers are limited to one per distributing plan per 12 month period. However, you may transfer Regular IRA assets to another Regular IRA (where you do not directly receive a distribution) and such transfers are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2-year period following the date you first participate in any SIMPLE Plan maintained by your employer.

2. Direct Rollovers are made by instructing the plan trustee, custodian, or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

* Note: Required minimum distributions ("RMD") from IRAs are waived for the calendar year 2009, because of tax law changes signed into law December 23, 2008 (the Workers, Retiree and Employer Recovery Act of 2008). See IRS Notice 2009-9 or your tax advisor for more information.

                                   VA III-44

Certain distributions are not considered to be eligible for Rollover and include:
     a. distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more;
     b. required minimum distributions made during or after the year you reach age 70 1/2;
     c.   any hardship distributions made under the terms of the plan; and
     d. amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

Under certain circumstances, you may roll over all or a portion of your eligible distribution from your Regular IRA to a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, or governmental 457 (No Regular IRA Rollovers to Simple IRAs are allowed). However, you may not roll after-tax contributions from your Regular IRA to a 401(a), 401(k) plan, 403(b) plan, or governmental 457 plan.

For rules applicable to rollovers or transfers to Roth IRAs, see the paragraphs on Roth IRA, below.

SEP IRA

A SEP Plan allows self-employed people and small business owners to establish SEP IRAs for the business owner and eligible employees, if any. SEP IRAs have specific eligibility and contribution limits (as described in IRS Form

5305-SEP); otherwise SEP IRAs follow the same rules as Regular IRAs.**

SIMPLE IRA

SIMPLE IRAs operate in connection with a SIMPLE Plan maintained by an eligible employer. Each participating employee has a SIMPLE IRA to receive contributions under the plan. SIMPLE IRAs have specific eligibility, contribution, and tax-withdrawal penalties (as described in IRS Form 5304-SIMPLE); otherwise,

SIMPLE IRAs follow the same rules as Regular IRAs.**

ROTH IRA

Eligibility
You are eligible to make annual contributions to a Roth IRA if you receive compensation from employment, earnings from self-employment, or alimony, and your (and your spouse's) AGI is within the limits described below. Also, you may contribute to a different Roth IRA, established by your spouse (spousal Roth

IRA), out of your compensation or earned income for any year. Unlike Regular

IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

Limit on Annual Contributions
You can make annual contributions to a Roth IRA of up to the Annual Contribution Limit or 100% of your compensation or earned income, whichever is less, subject to the limitations below. The Annual Contribution Limit is $3,000 for 2004, $4,000 for 2005 through 2007, and $5,000 thereafter. If you are age 50 or older, the Annual Contribution Limits are increased by $500 per year through 2005 and $1,000 per year thereafter, so long as your earned income or compensation is greater than the Annual Contribution Limit. Beginning after 2009, the Annual

Contribution Limits will be increased by the IRS to reflect inflation.

If each spouse earns at least the Annual Contribution Limit, each of you may make the maximum contribution to your Roth IRA, respectively, subject to the limitations discussed below. However, if one spouse earns less than the Annual Contribution limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal Roth IRA. The total contributions to both Roth IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The Annual Contribution limit is the maximum that can be contributed to all IRAs

(Roth and Regular) by an individual in a year. The maximum amount that may be contributed to your Roth IRA is always reduced by any amount that you have contributed to your Regular IRAs for the year.

The maximum amount you or your spouse may contribute to a Roth IRA is limited based on your tax filing status and your (and your spouse's) AGI. You may contribute the maximum contribution to your Roth IRA if you are single and your

AGI is less than $105,000. Your ability to contribute to your Roth IRA is phased out at $120,000. You may contribute the maximum contribution to your Roth IRA if you are married filing jointly and your AGI is less than $166,000. Your ability to contribute to your Roth IRA is phased out at $176,000.

Roth IRA contributions must be made by the due date, not including extensions, for filing your tax return. A contribution made between January 1 and the filing due date for your return, must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

Deductibility of Contributions

Unlike a Regular IRA, contributions to your Roth IRA are not deductible.

** See Note page 43.

                                   VA III-45

Excess Contributions
If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Roth IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:
o You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution tax.
o If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Tax on Withdrawals From Your Roth IRA
You can make withdrawals from your Roth IRA at any time and the principal amounts that you contributed are always available to be withdrawn by you tax-free. Withdrawal of amounts considered earnings or growth will also be tax-free if the following qualified distribution requirements are met: 1) the withdrawal must satisfy the five-year holding period and be made either on or after you reach 59 1/2, due to your death or disability, or for qualified first-time homebuyer expenses.

If the requirements for a tax-free withdrawal are not met, a withdrawal consisting of your own prior contribution amounts for your Roth IRA will not be considered taxable in the year you receive it, nor will the 10% penalty apply. A non-qualified withdrawal that is considered earnings on your contributions is includible in your gross income and may be subject to the 10% withdrawal penalty. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made.

Required Payments From Your Roth IRA

Unlike a Regular IRA, while you are living, there are no distribution requirements for your Roth IRA.

After your death, if you have begun to receive distributions under an annuity option (not including an interest only option), the remaining Accumulation value will continue to be distributed to your designated Beneficiary according to the terms of the elected options, provided that method satisfies IRC requirements.

If you die before your entire interest in the Contract is distributed, your entire interest in your Roth IRA generally must be distributed no later than the end of the fifth calendar year after your death occurs ("five-year payout rule"). Your designated Beneficiary may elect to receive distributions over a period not longer than his or her life expectancy, if the election is made and distributions begin on or before the end of the year following the year of your death. Otherwise, the entire benefit must be paid under the five-year payout rule.***

If the designated Beneficiary is your surviving spouse, the spouse may elect to treat the Roth IRA as his or her own.

Rollovers and Conversions
You may roll over any amount from an existing Roth IRA to another Roth IRA.

Under certain circumstances, you may also convert an existing Regular IRA to a Roth IRA. You can roll over distributions from a Regular IRA to a Roth IRA if your AGI is $100,000 or less and you convert such amounts within 60 days after distribution. Note that contributions to a Roth IRA are not deductible and income limits apply. There may be additional income tax consequences upon such a conversion. You will have excess contributions if the amount you convert to a Roth IRA plus your contributions to all of your IRAs exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before your tax return due date or recharacterize the contribution, if permitted. Consult your financial adviser to determine other considerations when converting a Regular IRA to a Roth IRA.

Recharacterization
You may correct an IRA contribution or conversion by recharacterizing your contribution or conversion. For example, you may have converted from a

Regular IRA to a Roth IRA and learn later you were not eligible to make the conversion. You may accomplish a recharacterization by making a trustee-to-trustee transfer (including any net income attributable to the contribution) from the first IRA to the second IRA, on or before your tax return due date for reporting the contribution to the first IRA. Once the transfer is made, the election is irrevocable. Recharacterizing a contribution treats it as contributed to the second IRA on the same date as initially contributed to the first IRA. If you elect to recharacterize a contribution, you must report it on your Federal income tax return as made to the second IRA, instead of the first. Consult your tax adviser before recharacterizing a contribution.

*** See Note page 43.


                                   VA III-46

General Information and Restrictions for All IRAs

Lump Sum Distribution
If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions in a Regular IRA or as a Roth IRA, or "qualified distributions" from a Roth

IRA), and is not eligible for the special 5 or 10 year averaging tax rules under IRC Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans

Nontransferability
You may not transfer, assign or sell your IRA to anyone (except in the case of transfer incident to divorce).

Nonforfeitability
The value of your IRA belongs to you at all times, without risk of forfeiture.

Loans and Prohibited Transactions
If you engage in a so-called prohibited transaction as defined by the Internal Revenue Code, your IRA will be disqualified and the entire taxable balance in your Regular IRA account, and the amount of earnings or gains in your Roth

IRA account, will be taxed as ordinary income in the year of the transaction. You may also have to pay the 10% penalty tax. For example, IRAs do not permit loans. You may not borrow from your IRA (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA and be treated as a distribution. It would be includable in your taxable income in the year of violation and subject to the 10% penalty tax on premature distributions. A pledge of your IRA as security for a loan would cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

Any Contract loan balance must be repaid prior to the activation of the GLWB rider. Once the GLWB rider is activated, no Contract loans may be taken.

Financial Disclosure
Contributions to your IRA will be invested in a variable annuity Contract. The variable annuity Contract, its operation, and all related fees and expenses are explained in detail in the prospectus to which this Disclosure Statement is attached.

Growth in the value of your variable annuity Contract IRA cannot be guaranteed or projected. The income and expenses of your variable annuity Contract will affect the value of your IRA. Dividends from net income earned are reduced by investment advisory fees and also by certain other costs. For an explanation of these fees and other costs, please refer to this prospectus.

STATUS OF OUR IRA PLAN

We may, but are not obligated to, seek IRS approval of your Regular IRA or Roth IRA form. Approval by the IRS is optional to us as the issuer. Approval by the IRS is to form only and does not represent a determination of the merits of the Regular IRA or Roth IRA.


                                   VA III-47

                 TAX SHELTERED ANNUITY Under IRC Section 403(b)

The Contract may be purchased by you or your employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b). This section provides a summary of benefits afforded a tax-qualified retirement plan under IRC 403(b), and the prospectus' SUMMARY OF EXPENSES and CHARGES AND OTHER DEDUCTIONS sections describe applicable costs. You should refer to the Contract and Riders for a full description of the benefits and charges of purchasing the Contract for an IRC 403(b) plan.

NOTICE REGARDING EXCHANGES
On July 26, 2007, the Internal Revenue Service ("IRS") published new regulations for tax sheltered annuity contracts under Internal Revenue Code Section 403(b). Therefore, Union Central is suspending 403(b) exchanges (both incoming and outgoing) until an information sharing agreement is in place with your employer. Please see the FEDERAL INCOME TAX MATTERS section of this prospectus for more information.

CONTRIBUTIONS
Contributions under the Contract must be remitted by the Employer. You may, with our agreement, (i) transfer to the Contract any amount held under a Contract or account that meets the requirements of IRC Section 403(b) ("Transferred Funds"), or (ii) roll over contributions from a Contract or account that meets the requirements of IRC Sections 403(b) or 408(d)(3)(A)(iii). If you make a transfer as described in (i) above, you must tell us the portion, if any, of the Transferred Funds which are (a) exempt from the payment restrictions described below and (b) eligible for delayed distribution under the Required Minimum Distribution provision below. If you do not tell us, then we will treat all such amounts as being subject to the applicable tax restrictions. Any Transferred Funds from a Contract not issued by us will be reduced by the amount of any tax charge that applies, as we determine.

Contributions to the Contract are limited to your exclusion allowance for the year computed as required by IRC Sections 403(b), 415, and 402(g), which is $16,500 for 2009. Unless this Contract is purchased under an ERISA Plan, all contributions are made by your Employer under a salary reduction agreement you enter into with your Employer. Your salary reduction contributions are "elective deferrals" and cannot exceed the elective deferral limitations under IRC Section 402(g) which apply to this Contract and all other 403(b), 401(k), or SIMPLE plans, Contracts or arrangements with your Employer. If contributions to the Contract inadvertently cause the excess deferral limit to be violated, such deferrals must be distributed by April 15 of the following calendar year, subject to any Contract withdrawal charge that may be applicable.

In the case of an individual who is 50 or older, the annual cash contribution limit is increased by $5500 for 2009. This amount may be increased for inflation in future years.

Notwithstanding any provision of the Contract to the contrary, contributions will be permitted with respect to qualified military service in accordance with the requirements of IRC Section 414(u), if applicable, and limited to limits imposed by IRC Section 403(b).

We reserve the right to reject or refund any contributions when we believe doing so is necessary for the Contract to comply with IRC Section 403(b) or the Plan.

DISTRIBUTIONS
When Annuity Income Payments Begin
Your selection of an Annuity Date for annuity income payments to begin is subject to the maximum maturity age, if any, stated in the Contract Data pages. If you choose an Annuity Date later than age 70 1/2, you must withdraw at least the required minimum distribution required by tax regulations that apply, unless you elect to satisfy these requirements through other 403(b) arrangements you may have.

Permitted Distributions

Distributions of Accumulation value in the case of salary reduction contributions will only be permitted:
          o       upon the Owner's separation of service;
          o       after the Owner's age 59 1/2;
          o       due to disability within the meaning of IRC Section 72(m)(7);
          o       due to financial hardship.
          o       qualified reservist distribution.


Distributions may be further restricted if we are notified of more restrictive Plan limits. Withdrawal charges may apply to distributions.

Despite the distribution restrictions stated above, we will permit distributions of salary deferrals in excess of IRC limits contributed to the Contract, and any allocable gain or loss, including that for the "gap period" between the end of the taxable year and distribution date, provided you notify us in writing by March 1 of the year following the taxable year of the excess deferral and certify the amount of the excess deferral.

                                   VA III-48

Distributions attributable to contributions transferred from a custodial account qualified under IRC Section 403(b)(7) or from an annuity under IRC Section 403(b)(1) shall be subject to the same or, where there has been more than one transfer, more stringent distribution requirements as they were subject to prior to the transfer, unless otherwise permitted by law or regulation.

Trustee-to-Trustee transfers to another 403(b) qualified plan are not considered a distribution and are not restricted.

If your employer has established an ERISA plan under IRC Section 403(b), we will restrict any distributions under the Contract pursuant to IRC Sections 401(a)(11) and 417.

Direct Rollover Option
A distributee under the Contract, or the distributee's surviving spouse, or the spouse of the distributee's former spouse who is an alternate payee under a qualified domestic relations order (as defined in IRC Section 414(p)) (collectively, the "distributee" for purposes of this paragraph), may elect to have any portion of an eligible distribution paid directly to an eligible retirement plan specified by the distributee as a direct rollover. (For purposes of a direct rollover, an eligible retirement plan includes 403(b) annuity policies, qualified retirement plans under 401(a), 401(k) plans, IRAs and 457 governmental plans.) The direct rollover option is not available to the extent that a minimum distribution is required under IRC Section 401(a)(9). The direct rollover option also does not apply to Contract distributions permitted and made on account of a hardship.

If Contract annuity payments have already begun, a direct rollover option does not apply to those payments being paid: (a) in substantially equal periodic payments for a period of ten years or more; or, (b) as part of a life annuity.

Required Minimum Distributions
Distributions under the Contract made on or after January 1, 2003 will be subject to Required Minimum Distribution requirements of IRC ss.401(a)(9) pursuant to final and temporary regulations issued by the IRS in 2002 and 2004, respectively.

Required Minimum Distribution payments for this Contract must be computed for the calendar year you turn age 70 1/2 and for each year thereafter. The Required Minimum Distribution payments you compute must start no later than April 1 of the calendar year after you turn age 70 1/2, except as otherwise noted below, and except that if your employer is a church or government organization, the start date is the later of this date or April 1 of the calendar year after you retire.

Payments of your annual Required Minimum Distribution calculated for this Contract may be made from this Contract or from another 403(b) arrangement that you maintain, if permitted by Internal Revenue Service rules. These payments may be made under any method permitted for 403(b) Plans and acceptable to us; several of your Contract's annuity income options fulfill the IRC requirements.

If you die after Required Minimum Distribution payments have begun, the remaining amount of your Accumulation value must continue to be paid at least as quickly as under the calculation and payment method being used before your death.

If you die before Required Minimum Distribution payments begin, payment of your Accumulation value must be completed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs, except to the extent that a choice is made to receive death benefit payments under (a) and (b) below:
     (a) If payments are to be made to a Beneficiary, then the Accumulation value may be paid over the life or life expectancy of the named Beneficiary. Such payments must begin on or before December 31 of the calendar year which follows the year of your death.
     (b) If the named Beneficiary is your spouse, the date that payments must begin under (a) above will not be before
          (i) December 31 of the calendar year which follows the year of your death or, if later,
          (ii)  December 31 of the calendar year in which you would have reached age 70 1/2.****

CONVERSION OF A 403(b) CONTRACT TO A NON-403(b) QUALIFIED CONTRACT

Upon no longer being covered under a 403(b) plan, you may "roll over" some or all of your 403(b) Contract assets into another tax-qualified annuity Contract, including an Individual Retirement Annuity Contract. Should you desire to exercise such a roll over, you may elect to convert your existing 403(b) Contract with us into an IRA Contract. Upon such a conversion, your 403(b) Tax Sheltered Annuity Endorsement (and related charges) will be replaced with an Individual Retirement Annuity Endorsement (and any related charges) to assure continued compliance of your Contract with applicable tax law. You will receive full disclosure about the effect of any such conversion prior to making your election.


**** See Note page 43.

                                   VA III-49

                            APPENDIX C - DISCLAIMERS

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Fund and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index or data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any data included therein, or any security (or combination thereof) comprising the index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index or any data or any security (or combination thereof) included therein.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "500," "S&P MidCap 400 Index," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds, Inc. ("Summit Funds"). The Summit S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's. See further discussion in the Summit Funds prospectus.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and "Nasdaq-100 Index" have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.



                                   VA III-50

                                CARILLON ACCOUNT

                                       of

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
                                ("Union Central")

           1876 Waycross Road - Cincinnati, Ohio 45240 - 513-595-2600

                    STATEMENT OF ADDITIONAL INFORMATION FOR:

                   VA I, VA II, VA II SA, and ADVANTAGE VA III
                  Flexible Premium Deferred Variable Annuities

                                   May 1, 2009
This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. Accordingly, this Statement should be read in conjunction with the current Prospectus for your Contract dated May 1, 2009, which may be obtained by calling The Union Central Life Insurance Company ("Union Central") at 513-595-2600, or writing to 1876 Waycross Road, Cincinnati, Ohio 45240.



                                TABLE OF CONTENTS

                                                                            Page


General Information and History................................................2
Other Information..............................................................2
Services.......................................................................2
Distribution of Contracts......................................................2
Calculation of Performance.....................................................3
Determination of Annuity Payments..............................................4
Miscellaneous Contract Provisions..............................................5
Morningstar(R) Asset Allocator Model Asset Allocation Program offered through Ameritas Investment Corp. ("AIC") ...................................6
Custody of Carillon Account's Assets...........................................7
Independent Auditors and Independent Registered Public Accounting Firms........7
Financial Statements of Carillon Account and of Union Central (following Page 7)

Carillon Account                        1

                         GENERAL INFORMATION AND HISTORY

Carillon Account is a separate investment account of The Union Central Life Insurance Company ("we, us, our, Union Central"). We are a stock life insurance company organized under the insurance laws of the State of Ohio since 1887. We are engaged in the business of issuing life insurance and annuities, disability insurance, retirement plans and 401(k) plans throughout the United States. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by UNIFI Mutual Holding Company ("UNIFI"), a Nebraska mutual insurance holding company. The UNIFI companies are a diversified family of financial services businesses offering the above-listed products and services as well as mutual funds and other investments, group dental and vision insurance, financial planning, banking, and public financing. For a complete list of the UNIFI companies and their products and services, visit the UNIFI web site at www.unificompanies.com. Each UNIFI company is solely responsible for its own financial condition and contractual obligations.

                                OTHER INFORMATION

Registration statements have been filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, with respect to the Contracts described in this Statement of Additional Information. Not all information set forth in the registration statements is addressed in the prospectus or this Statement. Information in the prospectus and this Statement is intended to be summaries. For a complete description of the terms of the registration, refer to the documents we file with the SEC. They may be accessed on the SEC's Web site at www.sec.gov, select "Filings" and type in "Carillon" or you may review and copy them (for a fee) at the SEC's Public Reference Room in Washington D.C. (Call the SEC at 202-551-8090 for details and public hours.)

                                    SERVICES

Affiliates of Union Central provide administrative services to Union Central relating to policies offered by its separate accounts, including Carillon Account (the "Registrant"). These services are provided under the UNIFI companies' General Administrative Services Agreement dated January 1, 2006 (the "Agreement"). Under the terms of the Agreement, certain affiliates provided management, administrative, information technology, actuarial, and other services to Union Central. The Agreement is not an agreement of the Registrant, nor are the services under the Agreement provided to the Registrant. For the services provided to Union Central relating to the Registrant and its variable annuities under the terms of the Agreement, Union Central paid the following amounts to the listed affiliates in the last three years:

                                  ----------------------------------------
AFFILIATE:                         YEAR:     2006       2007       2008
--------------------------------- ------- ---------- ---------- ----------
Ameritas Life Insurance Corp.               $262,174 $1,259,705   $993,735
--------------------------------- ------- ---------- ---------- ----------
Acacia Life Insurance Company                $14,740    $26,615   $103,138
--------------------------------------------------------------------------

Matters of state and federal law pertaining to the Policies have been reviewed by the UNIFI legal staff.

                            DISTRIBUTION OF CONTRACTS

The Underwriter for the Contracts is Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510. AIC also serves as the underwriter for other separate accounts and distributor for other variable annuity contracts and variable life insurance policies. AIC is a majority-owned subsidiary of our UNIFI affiliate, Ameritas Life Insurance Corp.

Contracts are offered on a continuous basis through life insurance agents of Union Central who are also registered representatives of AIC (formerly the distributor was Carillon Investments, Inc., an affiliate of Union Central which merged into AIC July 1, 2006), or another broker-dealer member of the Financial Industry Regulatory Authority.

Carillon Account                        2

As principal underwriter of the Carillon Account beginning July 1, 2006, the following distribution fees were paid to Ameritas Investment Corp., by Union
Central:

                               Year                  Amount

                               2008                $3,515,177

                               2007                $3,262,257
                               2006                $1,416,034

As principal underwriter of the Carillon Account through June 30, 2006, the following distribution fees were paid to Carillon Investments, Inc., by Union Central.
                               Year                  Amount
                               2006                $1,641,312



                           CALCULATION OF PERFORMANCE

When we advertise performance for a Subaccount (except any Money Market Subaccount), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for a Subaccount will be shown for periods beginning on the date the Subaccount first invested in a corresponding series fund portfolio. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the SEC.

We report average annual total return information via Internet and periodic printed reports. Average annual total return quotations on our Internet Web site will be current as of the previous Business Day. Printed average annual total return information may be current to the last Business Day of the previous calendar week, month, or quarter preceding the date on which a report is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will cover at least periods of one, five, and ten years, or a period covering the time the Subaccount has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series fund portfolio has been in existence for longer than the Subaccount, the non-standardized total return quotations will show the investment performance the Subaccount would have achieved (reduced by the applicable charges) had it been invested in the series fund portfolio for the period quoted; this is referred to as "adjusted historical" performance reporting. Standardized average annual total return is not available for periods before the Subaccount was in existence.

Quotations of standardized average annual total return and non-standardized total return are based on historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a Subaccount and its corresponding series fund portfolio include general market conditions, operating expenses and investment management. An Owner's withdrawal value upon surrender of a Policy may be more or less than the premium invested in the Policy.

Standardized Performance Reporting
Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in a Subaccount at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the mortality and expense fee and administrative expense charge and the current annual Policy Fee. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

Non-Standardized Performance Reporting
We may also advertise non-standardized total return. Non-standardized total return may assume: (1) the Policy is not surrendered, so no withdrawal charges are levied; (2) the Subaccounts have existed for periods other than those required to be presented; (3) current charges are incurred if they are less than the Policy's guaranteed maximum charges; or (4) may differ from standardized average annual total return in other ways disclosed in the table description. Non-standardized total return may also assume a larger initial investment which more closely

Carillon Account                        3
approximates the size of a typical Policy. For these reasons, non-standardized total returns for a Subaccount are usually higher than standardized total returns for a Subaccount.

Yields
We may advertise the current annualized yield for a 30-day period for a Subaccount. The annualized yield of a Subaccount refers to the income generated by the Subaccount over a specified 30-day period. Because this yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:
                           YIELD=2[(a - b +1)(6) - 1]
                                       cd
Where a=net investment income earned during the period by the portfolio company attributable to shares owned by the Subaccount, b=expenses accrued for the period (net of reimbursements), c=the average daily number of Accumulation Units outstanding during the period, and d=the maximum offering price per Accumulation Unit on the last day of the period. The yield reflects the base Policy mortality and expense risk fee and administrative expense charge. Net investment income will be determined according to rules established by the SEC. The yield assumes an average Policy size of $30,000, so no Policy fee is currently applicable, and also assumes the Policy will continue (since the Policy is intended for long term investment) so does not reflect any withdrawal charge.

Because of the charges and deductions imposed by the Separate Account, the yield for a Subaccount will be lower than the yield for the corresponding series fund portfolio. The yield on amounts held in the Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield will be affected by the types and quality of securities held by the portfolio and the portfolio's operating expenses.

Any current yield quotations of the Money Market Subaccount, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Subaccount based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The Money Market Subaccount's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing Policy having a balance of one Accumulation Unit at the beginning of the base period, subtracting a hypothetical charge reflecting those Policy deductions stated above, and dividing the net change in Policy value by the value of the Policy at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The Money Market Subaccount's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Subaccount.

The Money Market Subaccount's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the series fund's expenses. Although we determine the Subaccount's yield on the basis of a seven calendar day period, we may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series fund's prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Policy owner's investment in the Money Market Subaccount nor that Subaccount's investment in the Money Market series fund portfolio is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used. Notwithstanding the preceding statements, Owners will be guaranteed to receive $1.00 net asset value for amounts they had invested in the money market account as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.

                        DETERMINATION OF ANNUITY PAYMENTS

The amount of the first Variable Annuity payment is calculated by applying the Accumulation Value (less any premium tax charge deducted at this time), measured as of a date not more than 10 business days prior to the Maturity Date, to the Annuity Tables in the Contract. This is done separately for each amount to be used to provide an annuity reserved for in a different Subaccount.

Carillon Account                        4

The first Variable Annuity payment is divided by the appropriate Annuity Unit value (as of the same date that the amount of the first payment was determined) to determine the number of Annuity Units upon which later annuity payments will be based. This number of Annuity Units will not change. Variable Annuity payments after the first will be equal to the number of Annuity Units determined in this manner times the Annuity Unit value for each respective Subaccount calculated on a uniform basis not more than 10 business days before each annuity payment is due.

Annuity Unit Value - The value of an Annuity Unit in each Subaccount was initially set at $10. Annuity Units of each Subaccount are valued separately and will vary with the investment experience of the particular Subaccount.

The value of the Annuity Unit for each Subaccount at the end of any valuation period is calculated by: (a) multiplying the prior Annuity Unit value by the Subaccount's Net Investment Factor for the period; and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the dollar amount of the first Variable Annuity payment. In this manner, the Annuity Unit values will most likely change (except when the investment performance exactly equals the assumed interest rate) for each annuity payment (although the number of Annuity Units will remain fixed) and therefore the amount of the Variable Annuity payments will most likely vary.

For administrative purposes, we may assign a Contract owner who elects a fixed annuity option for his or her Contract to our immediate fixed annuity contract. If we do so, the owner will receive a guaranteed interest rate no lower than the rate provided by his or her Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

Delay of Payments
Union Central will pay all amounts due under the Contract within seven days, unless:

     (1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
     (2)  An  emergency  exists  as  defined  by  the  Securities  and  Exchange
          Commission;
     (3) Federal regulators require us to block a Contract under federal regulations related to anti-money laundering, anti-terrorism or homeland security efforts; or
     (4) The Securities and Exchange Commission permits delay for the protection of the security holders.

Participating
The VA II, VA II SA and Advantage VA III Contracts are issued on a participating basis, and as such are eligible to share in Union Central's profits and surplus to the extent determined by Union Central's Board of Directors in its sole discretion. Union Central anticipates that such participation, if at all, will be small in amount and will occur only in later years of the Contracts. The VA I is non-participating.

Misstatement and Proof of Age, Sex or Survival
Proof of age, sex, or survival of the Annuitant and any contingent Annuitant may be required prior to making annuity payments under any Annuity Option which depends on the continuation of life. If any age or sex has been misstated, Union Central will pay the amounts which would have been provided at the correct age and sex. After the annuity payments begin, Union Central will make up any underpayments in a lump sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the overpayment is made up.

Settlements
Union Central may require the return of the Contract prior to any settlement. Due proof of the Annuitant's death must be received prior to settlement of a death claim.

Assignments
The Contract Owner may assign the Contract prior to the Maturity Date and during the Annuitant's lifetime, subject to the rights of any irrevocable Beneficiary, although the ability to assign certain Qualified Contracts may be restricted. An assignment will not be binding until received in writing by Union Central, and Union Central will not be responsible for the validity of an assignment. An assignment or pledge of the Contract may result in income tax liability to the owner.

Carillon Account                         5

No Beneficiary may assign benefits under the Contract until they are due, and to the extent permitted by law, payments are not subject to the debts of any Beneficiary or to any judicial process for payment of the Beneficiary's debts.

Modification
Union Central may not modify the Contract without the consent of the Contract Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

                         MORNINGSTAR(R) ASSET ALLOCATOR
                         MODEL ASSET ALLOCATION PROGRAM
                                 offered through
                        AMERITAS INVESTMENT CORP. ("AIC")

The Service
Ameritas Investment Corp. ("AIC"), an affiliate of ours, has developed several asset allocation models, each based on different profiles of an investor's willingness to accept investment risk, and marketed exclusively through our Policies as the "Morningstar Asset Allocator" program. AIC periodically (typically annually) evaluates and updates the models. In developing and periodically updating the models, AIC currently relies on the recommendations of Morningstar Associates, LLC. AIC may change the firm it uses, or, may use no independent firm at all.

If you choose to subscribe to the Morningstar Asset Allocator program, AIC will serve as your investment adviser for the service solely for purposes of development of the program models and periodic updates of the models.

If you choose to subscribe to the Morningstar Asset Allocator program, AIC instructs us to allocate your initial premium (in the case of a new application) or accumulated value, as applicable, to the investment options according to the model you select, to similarly allocate subsequent premium, and to periodically automatically reallocate your accumulated value or premium payments. Your Policy value will be rebalanced quarterly consistent with your selected model.

The Morningstar Asset Allocator Models
Development of the Morningstar Asset Allocator models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Next, after the asset class exposures are known, a determination is made of how available investment options can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposure. Investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic Updates of the Models and Notices of Updates
Each model is evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result, each model may change, and the investment options used within a model may change.

When your selected model is updated, AIC instructs us to automatically reallocate your accumulated value and any subsequent premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent premium payments will be automatically reallocated among the investment options in your updated model (independently of the automatic quarterly rebalancing). AIC requires that you give it discretionary investment authority to periodically instruct us to reallocate

Carillon Account                          6
your accumulated value and any subsequent premium payments in accordance with the updated version of the model you have selected, if you wish to participate in the Morningstar Asset Allocation program.

When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Morningstar Asset Allocator program.

Risks
Although asset allocation models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a Morningstar Asset Allocator model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the automatic quarterly rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

Periodic updating of the models can cause the underlying portfolios to incur transaction expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

AIC, an affiliate of ours, may be subject to competing interests that have the potential to influence its decision making with regard to the models. In addition to its limited role as investment advisor under the Morningstar Asset Allocator program, AIC is also compensated by us as principal underwriter for the Policies. We and AIC may receive fees for administrative services from other portfolios that are available as investment options. AIC may have an incentive to use certain portfolios in the models that provide higher fees for administrative services or distribution fees. AIC may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. All our model investment options and their underlying portfolios are analyzed by Morningstar Associates, LLC, an independent analytical firm. Neither AIC nor we dictate to Morningstar the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). AIC and we believe reliance on recommendations of Morningstar to develop and update the models reduces the potential for AIC and us to be influenced by these competing interests, but there can be no assurance of this.

AIC and we are under no obligation to continue the Morningstar Asset Allocator program, or any asset allocation program, and have the right to terminate or change such services at any time.

                      CUSTODY OF CARILLON ACCOUNT'S ASSETS

Title to the assets of Carillon Account is held by Union Central. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.

     INDEPENDENT AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The balance sheets - statutory basis, of The Union Central Life Insurance

Company, as of December 31, 2008 and 2007, and the related statements of income and changes in capital and surplus - statutory basis and cash flows - statutory
basis for the years then ended have been audited by           , independent
auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Carillon Account as of December 31, 2008, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the two years then ended, have been
audited by           , independent registered public accounting firm, as stated
in their report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
The principal business address of                .


Carillon Account                         7

Carillon Account                         8

PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)  Financial Statements - To Be Filed By Subsequent Amendment.
        (1) The Financial Statements of the Registrant, Carillon Account are included in Part B.
        (2) The Financial Statements of the Depositor, The
            Union Central Life Insurance Company, are included in Part B.
(b)  Exhibits
(1) Resolution of the Board of Directors of The Union Central Life Insurance Company Establishing Carillon Account. (1)
(2)  Custody Agreement. Not applicable.
(3)  (a) Principal  Underwriting  Agreement.  (2)
     (b) Form of Selling Agreement.  (2)
(4)  Form of Variable Annuity Contract and Rider. (3)
(5)  Form of Application for Variable Annuity Contract. (3)
(6) (a) Certificate of Incorporation of The Union Central Life Insurance Company. (4)
     (b) Code of  Regulations  of The Union Central Life Insurance
         Company. (4)
(7)  Reinsurance Agreements. Not Applicable
(8)  (a) Participation Agreements:
              AIM Variable Insurance Funds (5)
              Alger American Fund (6)
              American Century Variable Portfolios, Inc. (7)
              Calvert Variable Series, Inc. (7), (8), (9)
              DWS Scudder (7)
              Fidelity Variable Insurance Products Trust (8)
              Franklin Templeton Variable Insurance Products Trust (5)
              MFS Variable Insurance Trust (7)
              Neuberger Berman Advisors Management Trust (9)
              Oppenheimer Variable Account Funds (9)
              Seligman Portfolios, Inc. (6)
              T. Rowe Price Equity Series, Inc. (4)
              Third Avenue Variable Series Trust (8), (11)
              Universal Institutional Funds, Inc. (6)
      (b) Administrative Contract. (12)
(9)  Opinion and Consent of Counsel.
(10) Consents of Independent Auditors and Independent Registered Public Accounting Firms. To Be Filed By Subsequent Amendment.
(11) Financial Statements. To Be Filed By Subsequent Amendment.
(12) Initial Capital Agreements. Not applicable.
(13) Powers of Attorney. (13)

Footnotes:

1 Incorporated by reference to Carillon Account Form N-4 Post-Effective Amendment No. 30 to Registration No. 2-92146, filed on February 27, 2008, EX-99.1.
2 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for Carillon Account File No. 333-110336, filed February 27, 2007, EX-99.
3 Incorporated by reference to Registrant's initial registration statement on Form N-4 for Carillon Account File No. 333-118237, filed August 13, 2004, EX-99 (specimen contract and specimen application).
4 Incorporated by reference to Carillon Life Account Form N-6 Post-Effective Amendment No. 7 to Registration Statement No. 333-116386, filed February 27, 2008, EX-99.F.
5 Incorporated by reference to Carillon Life Account Form S-6 Pre-Effective Amendment No. 1 to Registration Statement No. 333-36220, filed July 25, 2000, EX-99 6 and 7.
6 Incorporated by reference to Carillon Life Account Form N-6 Post-Effective Amendment No. 12 to Registration Statement No. 33-94858 filed on May 1, 2003, EX-99.H.8 and .6.
7 Incorporated by reference to Carillon Life Account Form S-6 Pre-Effective Amendment No. 1 to Registration No. 33-94858, filed on November 30, 1995,
     Exhibit 1.A (9)(a), (b) and (c).
8 Incorporated by reference to Carillon Account Form N-4 Post-Effective Amendment No. 6 to Registration No. 333-110336, filed on April 19, 2007, EX-99.2 and .3.
9 Incorporated by reference to Carillon Life Account Form N-6 Post-Effective Amendment No. 5 to Registration No. 33-94858, filed on April 26, 2005, EX-99.H.5 and .6.

10 Incorporated by reference to Carillon Life Account Form N-6 Registration Statement No. 333-151914 submitted to the SEC on June 25, 2008, EX-99.H.1 and .2.
11 Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Registration Statement No. 333-151913 submitted to the SEC on June 25, 2008, EX-99.H.5 and .6.
12 Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-142483, filed on July 23, 2008, EX-99.H.
13 Incorporated by reference to Carillon Account Form N-4 Post-Effective Amendment No. 7 to Registration No. 333-118237, filed on February 27, 2008, EX-99.1.

Item 25.  Directors and Officers

         Name and Principal                   Position and Offices
         Business Address                     with Depositor
         ----------------                     ---------------
         John H. Jacobs*                      Director, Chairman of the Board
         Steven J. Valerius*                  President, Senior Vice President - Individual and Retirement
                                              Plans Division
         James M. Anderson*                   Director
         Michael S. Cambron*                  Director
         Michael A. Fisher*                   Director
         Francis V. Mastrianna, Ph.D.*        Director
         Myrtis H. Powell, Ph.D.*             Director
         Dudley S. Taft*                      Director
         John M. Tew, Jr., M.D.*              Director
         Kurt Y. Allen*                       Senior Vice President & Chief Marketing Officer, Individual
                                              & Retirement Plans
         Robert C. Barth**                    Senior Vice President and Chief Financial Officer
         Jan M. Connolly**                    Senior Vice President & Assistant Secretary
         Nancy A. Dalessio**                  Senior Vice President & Chief Information Officer
         Arnold D. Henkel**                   Senior Vice President, Individual Distribution
         Dale D. Johnson*                     Senior Vice President and Corporate Actuary
         Robert P. Kocher**                   Senior Vice President, Strategic Thinking
         William W. Lester**                  Senior Vice President, Investments
         John M. Lucas*                       Second Vice President, Associate Counsel and Secretary
         Lisa A. Mullen*                      Senior Vice President
         Kevin W. O'Toole*                    Senior Vice President
         Robert-John H. Sands***              Senior Vice President
         Janet L. Schmidt***                  Senior Vice President, Human Resources


* Principal Business Address: The Union Central Life Insurance Company, 1876 Waycross Road, Cincinnati, Ohio 45240.
** Principal business address: Ameritas Life Insurance Corp, 5900 "O" Street, Lincoln, Nebraska 68510.
*** Principal business address: Acacia Life Insurance Company, 7315 Wisconsin Avenue, 10th floor, West Tower, Bethesda, MD 20814.

Item 26. Organizations under common control with the depositor include:

Name of Corporation (state where organized)                            Principal Business
-------------------------------------------                            ------------------
UNIFI Mutual Holding Company (NE)......................................mutual insurance holding company
     Ameritas Holding Company (NE).....................................stock insurance holding company
         Acacia Life Insurance Company (DC)............................stock life insurance company
              Acacia Financial Corporation (MD)........................holding company
                  Acacia Federal Savings Bank (DE).....................federally chartered bank
                      Acacia Service Corp. (VA)........................deposit solicitation
                  Calvert Group, Ltd. (DE).............................holding company
                      Calvert Asset Management Company, Inc. (DE)      asset management services
                      Calvert Shareholder Services, Inc. (DE)          administrative services
                      Calvert Administrative Services Company (DE)     administrative services
                      Calvert Distributors, Inc. (DE)                  broker-dealer

         Ameritas Life Insurance Corp. (NE)............................stock life/health insurance company
              Ameritas Investment Corp. (NE)...........................securities broker dealer and investment adviser owned by Ameritas Life Insurance
                                                                       Corp. (80%) and Centralife Annuities
                                                                       Service, Inc. (20%)
              First Ameritas Life Insurance Corp. of New York (NY).....life insurance company
              Pathmark Administrators, Inc. (NE).......................third-party administrator of dental and eye care insurance plans

         The Union Central Life Insurance Company (OH).................stock life insurance company
              Union Central Mortgage Funding, Inc. (OH)................mortgage loan and servicing
              PBRA, Inc. (CA)..........................................holding company
                   Price, Raffel & Browne Administrators, Inc (DE).....pension administration services
              Summit Investment Partners, Inc. (OH)....................investment adviser

         Summit Investment Advisors, Inc. (NE).........................investment adviser

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company except as noted.

Item 27.  Number of Contract owners

         As of December 31, 2008 there were 8,831 qualified contracts and 2,469 non-qualified contracts in the Separate Account.


Item 28. Indemnification

         Article 1701.13(E)(1) of the Ohio Revised Code provides in relevant part that a corporation may indemnify any person who is a party to a lawsuit or any other legal action other than one brought on behalf of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against expenses and amounts paid in connection with a lawsuit or action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful.

         Article VII of the Code of Regulations of The Union Central Life Insurance Company states that, "The Corporation shall, to the full extent permitted by the General Corporation Law of Ohio, indemnify any person who is or was a director or officer of the Corporation and whom it may indemnify pursuant thereto. The Corporation may, within the sole discretion of the Board of Directors, indemnify in whole or in part any other person whom it may indemnify pursuant thereto."

Item 29.  Principal Underwriters

     (a) Ameritas Investment Corp. ("AIC") which serves as the principal underwriter for the variable annuity contracts issued through Carillon Account, also serves as the principal underwriter for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA and First Ameritas Variable Annuity Separate Account, for variable life insurance contracts issued through Carillon Life Account, Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, Ameritas Life Insurance Corp. Separate Account LLVL and First Ameritas Variable Life Separate Account.

     (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

          Name and Principal                         Positions and Offices
          Business Address                           With Underwriter
          ----------------                           ----------------
          JoAnn M. Martin*                           Director, Chair
          Salene Hitchcock-Gear*                     Director, President & Chief Executive Officer
          Robert C. Barth*                           Director
          Kent M. Campbell**                         Director
          William W. Lester*                         Director, Vice President & Treasurer
          Billie B. Beavers***                       Senior Vice President
          Cheryl L. Heilman*                         Vice President, Chief Operating Officer
          Robert G. Lange*                           Vice President, Secretary, & General Counsel
          Bruce D. Lefler***                         Senior Vice President - Public Finance
          Gregory C. Sernett*                        Vice President, Chief Compliance Officer, and Assistant Secretary


* Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
** Principal business address: AVIVA USA, 611 Fifth Avenue, Des Moines, Iowa 50309.
*** Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.

     (c)  Compensation from the Registrant

----------------------------------- --------------------- ------------------- ------------------- -----------------
                                      Net Underwriting
                                       Discounts and       Compensation on        Brokerage
       Name of Underwriter              Commissions          Redemptions         Commissions        Compensation
----------------------------------- --------------------- ------------------- ------------------- -----------------
Ameritas Investment Corp.                    $3,515,177           0                   0                  0

----------------------------------- --------------------- ------------------- ------------------- -----------------

Item 30.  Location of Accounts and Records

         Our affiliate, Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, NE 68510, maintains physical possession of all accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules under that section.


Item 31.  Management Services

         Not Applicable.


Item 32.  Undertakings

         The Registrant is relying on a no-action letter issued to the American Council of Life Insurance published November 28, 1988. The no-action letter provides certain assurances relying on compliance with Internal Revenue Code
Section 403(b)(11) and certain provisions of the Investment Company Act of 1940. The Registrant represents it will comply with paragraph 1 - 4 of the no-action letter.

         The Union Central Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Union Central Life Insurance Company.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant, Carillon Account, has caused this Post-Effective Amendment No. 9 to Registration Statement Number 333-118237 to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati and the State of Ohio, on the 24th day of February, 2009.

                                                 CARILLON ACCOUNT
                                                  (Registrant)

                                        THE UNION CENTRAL LIFE INSURANCE COMPANY
                                                  (Depositor)

                                     By:         John H. Jacobs (1)
                                        --------------------------------------
                                               Chairman of the Board


           As required by the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2009:

        Signature                                 Title
        ---------                                 -----
        John H. Jacobs (1)                        Chairman of the Board
        Steven J. Valerius (2)                    President
        James M. Anderson (1)                     Director
        Michael S. Cambron (1)                    Director
        Richard H. Finan (1)                      Director
        Michael A. Fisher (1)                     Director
        Francis V. Mastrianna, Ph.D. (1)          Director
        Thomas E. Petry (1)                       Director
        Larry R. Pike (1)                         Director
        Myrtis H. Powell, Ph.D. (1)               Director
        Dudley S. Taft (1)                        Director
        John M. Tew, Jr., M.D. (1)                Director
        John M. Lucas (3)                         Second Vice President, Associate Counsel and Secretary
        Christopher T. Lutz (1)                   Vice President, Controller and Treasurer

        /S/Robert C. Barth                        Senior Vice President and Chief Financial Officer
        ----------------------------
        Robert C. Barth


1 Signed by Robert C. Barth, under Power of Attorney executed effective as of February 23, 2007.
2 Signed by Robert C. Barth, under Power of Attorney executed effective as of October 7, 2008.
3 Signed by Robert C. Barth, under Power of Attorney executed effective as of February 1, 2008.

                                  Exhibit Index

Exhibit

        9     Opinion and Consent of Counsel